                                                                 EXHIBIT 99.1



                                   [NPXL LOGO]



                        NEW PLAN EXCEL REALTY TRUST, INC.




                             SUPPLEMENTAL DISCLOSURE

                        QUARTER ENDED SEPTEMBER 30, 2001








Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, transactions or achievements of the Company to differ materially from historical results or from any results, transactions or achievements expressed or implied by such forward-looking statements, including without limitation: national and local economic conditions; the competitive environment in which the Company operates; financing risks; property management risks; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Business-Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 which discuss these and other factors that could adversely affect the Company's results.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                                                                    PAGE
COMPANY OVERVIEW / THIRD QUARTER REVIEW................................................................2
SHAREHOLDER INFORMATION................................................................................4
FINANCIAL REVIEW
         Balance Sheets................................................................................5
         Income Statements.............................................................................6
         Funds from Operations / Funds Available for Distribution .....................................7
         Selected Financial Ratios / Data .............................................................8
         Summary of Outstanding Debt ..................................................................9
         Debt Maturity Schedule.......................................................................11
ACTIVITY REVIEW
         2001 Property Acquisitions...................................................................12
         2001 Portfolio / Property Dispositions.......................................................13
         2001 Redevelopment / Outparcel Development Activities........................................14
PORTFOLIO REVIEW
         Property Type Summary........................................................................15
         Properties by State / Region.................................................................16
         Same Property NOI Analysis...................................................................17
         Top Ten Tenants..............................................................................18
         New Lease Summary............................................................................19
         Lease Expiration Schedule ...................................................................20
         Property Portfolio...........................................................................21
APPENDIX
         Summary of Joint Venture Projects / Notes Receivable.........................................27
         Joint Venture Projects / Notes Receivable - Disposition Activity.............................29

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
COMPANY OVERVIEW / THIRD QUARTER REVIEW                                 PAGE 2

New Plan Excel Realty Trust, Inc. is one of the nation's largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers. The Company operates as a self-administered and self-managed REIT, with a national portfolio of 281 properties and total assets of approximately $2.7 billion. Its properties are strategically located across 31 states and include 216 community and neighborhood shopping centers, primarily high-quality supermarket or name-brand discount chain anchored, with approximately 32 million square feet of gross leasable area and 65 related retail real estate assets, with approximately 6 million square feet of gross leasable area.

THIRD QUARTER REVIEW

- On September 21, 2001, the Company completed the closing of its previously announced sale of its portfolio of garden apartment communities for gross proceeds of approximately $380 million. Approximately $55 million of the gross proceeds were used to satisfy existing mortgage indebtedness encumbering the garden apartment communities and the majority of the remaining net proceeds were used to pay down other outstanding indebtedness of the Company. Over the longer term, these proceeds will be further reinvested in upgrading the Company's core portfolio of community and neighborhood shopping centers, in repurchasing public equity or debt and / or in opportunistic acquisitions.

- On July 1, 2001, the Company acquired for a nominal cost the 5 percent economic interest in its development affiliate, ERT Development Corporation
    (ERT), not previously owned by the Company. As a result, activities of ERT and the Company have been consolidated for GAAP purposes.

ACTIVITY REVIEW

- During the third quarter, the Company sold seven properties, two land parcels and one outparcel for an aggregate of approximately $12.4 million. Properties sold during the quarter include Annie Land Plaza, a 42,500 square foot shopping center located in Lovingston, Virginia; New Market Shopping Center, a 40,100 square foot shopping center located in Varina, Virginia; Gloversville, a 45,012 square foot shopping center located in Gloversville, New York; Genoa Plaza, a 16,500 square foot shopping center located in Genoa, Ohio; a 42,130 square foot single tenant Kroger located in James Island, South Carolina; a 13,373 square foot single tenant property, Firstar Bank Building, located in Burnsville, Minnesota; a 5,532 square foot single tenant property, First American Bank, located in Kingsport, Tennessee; a 1 acre land parcel located in Springtown, Texas; a 0.08 acre land parcel located in Ann Arbor, Michigan, adjacent to Maple Village; and a 1 acre outparcel located in Athens, Tennessee, adjacent to Congress Crossings. Excluding the sale of the Company's garden apartment portfolio, fourteen properties, four land parcels and one outparcel were sold during the first nine months of 2001 for an aggregate of approximately $23.0 million.

PORTFOLIO REVIEW

- At the end of the third quarter, the gross leasable area (GLA) for the Company's community and neighborhood shopping centers, excluding properties under redevelopment, was approximately 91 percent leased and the GLA for the Company's factory outlet centers was approximately 86 percent leased. The GLA for the Company's overall

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
COMPANY OVERVIEW / THIRD QUARTER REVIEW                                  PAGE 3

    portfolio, excluding properties under redevelopment, was 90 percent leased at September 30, 2001 and when including properties under redevelopment, the GLA for the overall portfolio was approximately 88 percent leased. The average annual base rent (ABR) per leased square foot at September 30, 2001 for the Company's overall portfolio was $8.03. During the quarter, 98 new leases were signed at an average ABR of $9.79 per square foot. Also during the quarter, 92 renewal leases were signed at an average ABR of $9.65 per square foot, an increase of approximately 5.0 percent over the expiring leases.

SUBSEQUENT EVENTS

- On October 10, 2001, the Company acquired Arapahoe Crossings from The Ellman Companies for approximately $48 million in cash and the satisfaction of $13.6 million of notes receivable and accrued interest. Arapahoe Crossings is a 460,700 square foot grocery-anchored community shopping center located in Aurora, Colorado, southeast of Denver, which is in the final phase of development. Tenants include King Soopers (a division of The Kroger Co.), Kohl's, Borders, Marshalls, OfficeMax and Old Navy.

- On October 22, 2001, the Company extended the maturity on its $122.5 million Revolving Credit Facility I, at original terms, for one year to October 21, 2002.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                  PAGE 4

CORPORATE HEADQUARTERS
New Plan Excel Realty Trust, Inc.
1120 Avenue of the Americas
New York, NY  10036
Phone:  212-869-3000
Fax:  212-869-3989
www.newplanexcel.com

EXCHANGE LISTING
New York Stock Exchange
Common stock: NXL
Series A preferred stock: NXLprA
Series B preferred stock: NXLprB

SENIOR UNSECURED DEBT RATINGS
Standard & Poor's:  BBB
Moody's:  Baa1

QUARTERLY RESULTS
The Company expects to announce quarterly results as follows:

Fourth quarter and Year-end 2001: March 7, 2002
First quarter 2002: May 9, 2002
Second quarter 2002: August 8, 2002
Third quarter 2002: November 7, 2002

TRANSFER AGENT AND REGISTRAR
Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

Fleet National Bank
c/o EquiServe, L.P.
P.O. Box 43010
Providence, RI  02940-3010
Phone:   800-730-6001
www.equiserve.com

CORPORATE COMMUNICATIONS DEPARTMENT
Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Vice President - Corporate Communications
Phone:  212-869-3000
Fax:  212-869-3989
E-mail:  corporatecommunications@newplanexcel.com
         slipschitz@newplanexcel.com

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
BALANCE SHEETS                                                            PAGE 5
(IN THOUSANDS)

                                                                                                     As Of
                                                                                  -------------------------------------------------
                                                                                    09/30/01         06/30/01          03/31/01
                                                                                  -------------    --------------    --------------
ASSETS:
Land                                                                              $    482,706     $     459,572     $     461,962
Buildings and improvements                                                           2,123,154         1,987,122         1,986,127
Less: accumulated depreciation and amortization                                       (255,260)         (243,872)         (230,452)
                                                                                  -------------    --------------    --------------
      NET REAL ESTATE                                                                2,350,600         2,202,822         2,217,637
Real estate held for sale                                                               40,385            16,575            11,706
Cash and cash equivalents                                                              120,971            11,966            11,181
Marketable securities                                                                    1,751             1,991             1,702
Receivables
      Trade and notes, net of allowance for doubtful accounts of                        44,469            40,465            40,181
      (September 30, 2001- $17,703, June 30, 2001- $14,580,
        March 31, 2001- $13,478, December 31, 2000- $12,816)
      Other                                                                             14,875             8,701             8,010
Mortgages and notes receivable                                                          91,871            40,578            46,872
Prepaid expenses and deferred charges                                                   14,268            11,474            11,877
Assets in discontinued operations                                                            -           347,852           345,969
Investments in and loans to ERT Development Corporation                                      -           168,903           183,962
Other investments (1)                                                                    3,129                 -                 -
Other assets (2)                                                                        42,360            12,225             9,307
                                                                                  -------------    --------------    --------------

      TOTAL ASSETS                                                                $  2,724,679     $   2,863,552     $   2,888,404
                                                                                  =============    ==============    ==============

LIABILITIES:
Mortgages payable, including unamortized premium of                               $    347,765     $     314,238     $     326,330
      (September 30, 2001- $6,628, June 30, 2001- $7,097,
        March 31, 2001- $7,425, December 31, 2000- $7,753)
Notes payable, net of unamortized discount of                                          613,183           613,119           613,055
      (September 30, 2001- $1,817, June 30, 2001- $1,881,
        March 31, 2001- $1,945, December 31, 2000- $2,008)
Credit facilities                                                                       75,000           251,750           258,750
Capital leases                                                                          29,237            29,303            29,367
Other liabilities (3)                                                                  126,250           101,200            93,436
Tenant security deposits                                                                 5,694             7,959             7,910
                                                                                  -------------    --------------    --------------
      TOTAL LIABILITIES                                                              1,197,129         1,317,569         1,328,848

MINORITY INTEREST IN PARTNERSHIP:                                                       22,932            23,242            23,589
                                                                                  -------------    --------------    --------------

STOCKHOLDERS' EQUITY:
Preferred stock                                                                             23                23                23
Common stock                                                                               872               872               872
Additional paid-in capital                                                           1,695,162         1,695,055         1,694,682
Accumulated other comprehensive (loss) income                                           (2,750)           (3,030)           (3,281)
Less: accumulated distributions in excess of net income                               (188,689)         (170,179)         (156,329)
                                                                                  -------------    --------------    --------------
      TOTAL STOCKHOLDERS' EQUITY                                                     1,504,618         1,522,741         1,535,967
                                                                                  -------------    --------------    --------------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $  2,724,679     $   2,863,552     $   2,888,404
                                                                                  =============    ==============    ==============
                                                                                      As Of
                                                                                  -------------
                                                                                    12/31/00
                                                                                  -------------
ASSETS:
Land                                                                              $    463,602
Buildings and improvements                                                           1,989,029
Less: accumulated depreciation and amortization                                       (218,638)
                                                                                  -------------
      NET REAL ESTATE                                                                2,233,993
Real estate held for sale                                                                9,104
Cash and cash equivalents                                                                1,170
Marketable securities                                                                    1,531
Receivables
      Trade and notes, net of allowance for doubtful accounts of                        43,454
      (September 30, 2001- $17,703, June 30, 2001- $14,580,
        March 31, 2001- $13,478, December 31, 2000- $12,816)
      Other                                                                             11,620
Mortgages and notes receivable                                                          58,553
Prepaid expenses and deferred charges                                                    9,320
Assets in discontinued operations                                                      346,779
Investments in and loans to ERT Development Corporation                                170,004
Other investments (1)                                                                        -
Other assets (2)                                                                         8,903
                                                                                  -------------

      TOTAL ASSETS                                                                $  2,894,431
                                                                                  =============

LIABILITIES:
Mortgages payable, including unamortized premium of                               $    328,803
      (September 30, 2001- $6,628, June 30, 2001- $7,097,
        March 31, 2001- $7,425, December 31, 2000- $7,753)
Notes payable, net of unamortized discount of                                          612,992
      (September 30, 2001- $1,817, June 30, 2001- $1,881,
        March 31, 2001- $1,945, December 31, 2000- $2,008)
Credit facilities                                                                      243,750
Capital leases                                                                          29,431
Other liabilities (3)                                                                   92,145
Tenant security deposits                                                                 7,791
                                                                                  -------------
      TOTAL LIABILITIES                                                              1,314,912

MINORITY INTEREST IN PARTNERSHIP:                                                       23,909
                                                                                  -------------

STOCKHOLDERS' EQUITY:
Preferred stock                                                                             23
Common stock                                                                               873
Additional paid-in capital                                                           1,695,994
Accumulated other comprehensive (loss) income                                              555
Less: accumulated distributions in excess of net income                               (141,835)
                                                                                  -------------
      TOTAL STOCKHOLDERS' EQUITY                                                     1,555,610
                                                                                  -------------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $  2,894,431
                                                                                  =============

(1) Represents direct equity investments in Vail Ranch II and The Centre at Preston Ridge joint venture projects.
(2) Other assets includes: deposits, real estate tax escrow and furniture and fixtures.
(3) Other liabilities includes: amounts payable for dividends, real estate taxes, interest, payroll and normal vendor payables.
On July 1, 2001, the Company acquired the 5 percent economic interest in ERT Development Corporation (ERT) not previously owned by the Company. As a result, activities of ERT and the Company have been consolidated for GAAP purposes.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
INCOME STATEMENTS                                                         PAGE 6
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)




                                                                                                 Three Months Ended
                                                                       ---------------------------------------------------------
                                                                       09/30/01    06/30/01    03/31/01   09/30/00    06/30/00
                                                                       ----------  ----------  ---------- ----------  ----------
RENTAL REVENUES:
Rental income                                                          $  67,607   $  66,819   $  66,191  $  67,217   $  67,812
Percentage rents                                                           1,679       1,240       2,678      1,184       2,068
Expense reimbursements                                                    14,648      14,955      14,305     13,139      13,421
                                                                       ----------  ----------  ---------- ----------  ----------
   TOTAL RENTAL REVENUES                                                  83,934      83,014      83,174     81,540      83,301
                                                                       ----------  ----------  ---------- ----------  ----------

RENTAL OPERATING EXPENSES:
Operating costs                                                           13,688      13,413      12,648     11,857      12,711
Real estate and other taxes                                                8,766       8,597       8,708      8,806       9,428
Provision for doubtful accounts                                            1,082       1,695       2,047        649       1,283
                                                                       ----------  ----------  ---------- ----------  ----------
   TOTAL RENTAL OPERATING EXPENSES                                        23,536      23,705      23,403     21,312      23,422
                                                                       ----------  ----------  ---------- ----------  ----------

   NET OPERATING INCOME                                                   60,398      59,309      59,771     60,228      59,879
                                                                       ----------  ----------  ---------- ----------  ----------

OTHER INCOME:
Interest, dividend and other income                                        3,181       3,678       3,793      7,477       7,353
Equity participation in ERT                                                    -      (2,855)     (1,458)    (5,075)     (4,012)
Gain (loss) in equity affiliate                                               44           -           -          -           -
Foreign currency (loss) gain                                                (369)        349        (479)      (116)       (276)
                                                                       ----------  ----------  ---------- ----------  ----------
   TOTAL OTHER INCOME                                                      2,856       1,172       1,856      2,286       3,065
                                                                       ----------  ----------  ---------- ----------  ----------

OTHER EXPENSES:
Interest expense                                                          20,202      19,782      20,967     22,301      22,641
Depreciation and amortization                                             14,717      14,256      13,636     13,293      13,285
Non-recurring charges                                                          -           -           -          1         915
General and administrative                                                 2,100       2,542       2,188      1,140       2,581
                                                                       ----------  ----------  ---------- ----------  ----------
   TOTAL OTHER EXPENSES                                                   37,019      36,580      36,791     36,735      39,422
                                                                       ----------  ----------  ---------- ----------  ----------

Income before real estate sales, impairment of
  real estate and minority interest                                       26,235      23,901      24,836     25,779      23,522
Gain (loss) on sale of real estate                                           700           8         (25)     1,185       7,915
Impairment of real estate                                                 (8,774)     (1,135)     (2,239)         -      (1,900)
Minority interest in income of partnership                                  (215)       (208)       (218)      (276)       (241)
                                                                       ----------  ----------  ---------- ----------  ----------
   INCOME FROM CONTINUING OPERATIONS                                      17,946      22,566      22,354     26,688      29,296
Income from discontinued operations of garden apartment communities        3,615       5,215       4,849      5,545       6,175
Gain on sale of discontinued operations                                    1,500           -           -          -           -
                                                                       ----------  ----------  ---------- ----------  ----------
   INCOME BEFORE EXTRAORDINARY INCOME                                     23,061      27,781      27,203     32,233      35,471
Extraordinary income (1)                                                       -           -           -          -         758
                                                                       ----------  ----------  ---------- ----------  ----------
   NET INCOME                                                          $  23,061   $  27,781   $  27,203  $  32,233   $  36,229
                                                                       ==========  ==========  ========== ==========  ==========

   -----------------------------------------------------------------------------------------------------------------------------
   NET INCOME PER COMMON SHARE - BASIC (BEFORE EXTRAORDINARY INCOME)   $    0.20   $    0.25   $    0.25  $    0.30   $    0.34
   NET INCOME PER COMMON SHARE - DILUTED (BEFORE EXTRAORDINARY INCOME)      0.20        0.25        0.25       0.30        0.34
   -----------------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic                        87,210      87,206      87,208     87,651      87,651
ERP partnership units                                                      1,235       1,235       1,235      1,235       1,235
Options                                                                      355         313         169        134         128
                                                                       ----------  ----------  ---------- ----------  ----------
Weighted average common shares outstanding - diluted                      88,800      88,754      88,612     89,020      89,014
                                                                       ==========  ==========  ========== ==========  ==========

                                                                          Three           Twelve
                                                                       Months Ended    Months Ended
                                                                       ------------    ------------
                                                                       03/31/00         12/31/00
                                                                       ----------       -----------
RENTAL REVENUES:
Rental income                                                          $  68,870        $ 272,108
Percentage rents                                                           2,202            7,431
Expense reimbursements                                                    13,219           55,436
                                                                       ----------       ----------
   TOTAL RENTAL REVENUES                                                  84,291          334,975
                                                                       ----------       ----------

RENTAL OPERATING EXPENSES:
Operating costs                                                           14,244           54,062
Real estate and other taxes                                                9,120           36,109
Provision for doubtful accounts                                              619            4,372
                                                                       ----------       ----------
   TOTAL RENTAL OPERATING EXPENSES                                        23,983           94,543
                                                                       ----------       ----------

   NET OPERATING INCOME                                                   60,308          240,432
                                                                       ----------       ----------

OTHER INCOME:
Interest, dividend and other income                                        7,422           30,427
Equity participation in ERT                                               (5,276)         (17,867)
Gain (loss) in equity affiliate                                                -                -
Foreign currency (loss) gain                                                 (16)            (437)
                                                                       ----------       ----------
   TOTAL OTHER INCOME                                                      2,130           12,123
                                                                       ----------       ----------

OTHER EXPENSES:
Interest expense                                                          21,673           88,352
Depreciation and amortization                                             13,766           55,364
Non-recurring charges                                                      2,749            4,945
General and administrative                                                 1,997            7,509
                                                                       ----------       ----------
   TOTAL OTHER EXPENSES                                                   40,185          156,170
                                                                       ----------       ----------

Income before real estate sales, impairment of
  real estate and minority interest                                       22,253           96,385
Gain (loss) on sale of real estate                                            (1)           9,200
Impairment of real estate                                                      -           (3,620)
Minority interest in income of partnership                                  (238)            (952)
                                                                       ----------       ----------
   INCOME FROM CONTINUING OPERATIONS                                      22,014          101,013
Income from discontinued operations of garden apartment communities        5,235           21,310
Gain on sale of discontinued operations                                        -                -
                                                                       ----------       ----------
   INCOME BEFORE EXTRAORDINARY INCOME                                     27,249          122,323
Extraordinary income (1)                                                       -              758
                                                                       ----------       ----------
   NET INCOME                                                          $  27,249        $ 123,081
                                                                       ==========       ==========

   --------------------------------------------------------------------------------     ----------
   NET INCOME PER COMMON SHARE - BASIC (BEFORE EXTRAORDINARY INCOME)   $    0.25        $    1.14
   NET INCOME PER COMMON SHARE - DILUTED (BEFORE EXTRAORDINARY INCOME)      0.25             1.13
   --------------------------------------------------------------------------------     ----------

Weighted average common shares outstanding - basic                        87,607           87,608
ERP partnership units                                                      1,235            1,235
Options                                                                      189              108
                                                                       ----------       ----------
Weighted average common shares outstanding - diluted                      89,031           88,951
                                                                       ==========       ==========


(1) 2Q 2000 write-off of mortgage premium resulting from prepayment of Circle Center mortgage.
On July 1, 2001, the Company acquired the 5 percent economic interest in ERT Development Corporation (ERT) not previously owned by the Company. As a result, activities of ERT and the Company have been consolidated for GAAP purposes.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
FUNDS FROM OPERATIONS / FUNDS AVAILABLE FOR DISTRIBUTION                  PAGE 7
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                                          Three Months Ended
                                                                           ---------------------------------------------------
                                                                           09/30/01     06/30/01      03/31/01      09/30/00
                                                                           ---------    ----------    ----------    ---------
FUNDS FROM OPERATIONS (1)
Income before extraordinary income                                         $ 23,061     $  27,781     $  27,203     $ 32,233
Add:
Depreciation and amortization                                                17,801        18,168        17,557       16,791
Impairment of real estate                                                     8,774         1,878         2,239            -
Deduct:
Preferred A dividends                                                          (801)         (801)         (800)        (800)
Preferred B dividends                                                        (3,396)       (3,396)       (3,396)      (3,396)
Preferred D dividends                                                        (1,463)       (1,463)       (1,463)      (1,463)
(Gain) loss on sale of real estate (2)                                       (1,437)          614            25       (1,185)
                                                                           ---------    ----------    ----------    ---------
    FUNDS FROM OPERATIONS - BASIC                                            42,539        42,781        41,365       42,180
Add:
Preferred A dividends                                                           801           801           800          800
Minority interest in income of partnership                                      215           208           218          276
                                                                           ---------    ----------    ----------    ---------
    FUNDS FROM OPERATIONS - DILUTED                                        $ 43,555     $  43,790     $  42,383     $ 43,256
                                                                           =========    ==========    ==========    =========

    --------------------------------------------------------------------------------------------------------------------------
    FUNDS FROM OPERATIONS PER SHARE - BASIC                                $   0.49     $    0.49     $    0.47     $   0.48
    FUNDS FROM OPERATIONS PER SHARE - DILUTED                                  0.48          0.48          0.47         0.48
    --------------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic                           87,210        87,206        87,208       87,651
ERP partnership units                                                         1,235         1,235         1,235        1,235
Options                                                                         355           313           169          134
Dilutive effect of convertible Preferred A                                    1,874         1,874         1,874        1,874
                                                                           ---------    ----------    ----------    ---------
Weighted average common shares outstanding - diluted                         90,674        90,628        90,486       90,894
                                                                           =========    ==========    ==========    =========

FUNDS AVAILABLE FOR DISTRIBUTION:
Funds from operations - diluted                                            $ 43,555     $  43,790     $  42,383     $ 43,256
Straight line rents                                                            (389)         (817)           29         (436)
Tenant improvements                                                          (2,743)         (822)       (2,372)        (522)
Leasing commissions                                                            (635)         (255)         (153)        (223)
Building improvements capitalized                                            (6,547)       (5,613)       (3,747)      (1,464)
                                                                           ---------    ----------    ----------    ---------
    FUNDS AVAILABLE FOR DISTRIBUTION                                       $ 33,241     $  36,283     $  36,140     $ 40,611
                                                                           =========    ==========    ==========    =========

Dividend per Common share                                                  $0.41250     $ 0.41250     $ 0.41250     $0.41250
Dividend per Preferred A share                                              0.53125       0.53125       0.53125      0.53125
Dividend per Preferred B share                                              0.53906       0.53906       0.53906      0.53906
Dividend per Preferred D share                                              0.97500       0.97500       0.97500      0.97500

Common dividends                                                           $ 35,977     $  35,973     $  36,037     $ 36,156
Preferred A dividends                                                           801           801           800          800
Preferred B dividends                                                         3,396         3,396         3,396        3,396
Preferred D dividends                                                         1,463         1,463         1,463        1,463
                                                                           ---------    ----------    ----------    ---------
    TOTAL DISTRIBUTIONS                                                    $ 41,637     $  41,633     $  41,696     $ 41,815
                                                                           =========    ==========    ==========    =========

Payout ratio of common dividends/diluted funds from operations (3)              83%           82%           85%          84%
Payout ratio of common dividends/funds available for distribution (3)          108%           99%          100%          89%

                                                                                                                   Twelve
                                                                                 Three Months Ended             Months Ended
                                                                              -----------------------           ------------
                                                                              06/30/00     03/31/00               12/31/00
                                                                              ---------    ----------           ------------
FUNDS FROM OPERATIONS (1)
Income before extraordinary income                                            $ 35,471     $  27,249            $122,323
Add:
Depreciation and amortization                                                   16,754        17,105              69,422
Impairment of real estate                                                        1,900             -               3,620
Deduct:
Preferred A dividends                                                             (800)         (800)             (3,200)
Preferred B dividends                                                           (3,396)       (3,396)            (13,584)
Preferred D dividends                                                           (1,462)       (1,463)             (5,851)
(Gain) loss on sale of real estate (2)                                          (7,915)            1              (9,200)
                                                                              ---------    ----------           ---------
    FUNDS FROM OPERATIONS - BASIC                                               40,552        38,696             163,530
Add:
Preferred A dividends                                                              800           800               3,200
Minority interest in income of partnership                                         241           238                 952
                                                                              ---------    ----------           ---------
    FUNDS FROM OPERATIONS - DILUTED                                           $ 41,593     $  39,734            $167,682
                                                                              =========    ==========           =========

    ---------------------------------------------------------------------------------------------------------------------
    FUNDS FROM OPERATIONS PER SHARE - BASIC                                   $   0.46     $    0.44            $   1.87
    FUNDS FROM OPERATIONS PER SHARE - DILUTED                                     0.46          0.44                1.85
    ---------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic                              87,651        87,607              87,608
ERP partnership units                                                            1,235         1,235               1,235
Options                                                                            128           189                 108
Dilutive effect of convertible Preferred A                                       1,874         1,874               1,874
                                                                              ---------    ----------           ---------
Weighted average common shares outstanding - diluted                            90,888        90,905              90,825
                                                                              =========    ==========           =========

FUNDS AVAILABLE FOR DISTRIBUTION:
Funds from operations - diluted                                               $ 41,593     $  39,734            $167,682
Straight line rents                                                               (805)         (717)             (2,448)
Tenant improvements                                                             (1,485)       (1,843)             (4,533)
Leasing commissions                                                               (225)         (217)               (875)
Building improvements capitalized                                               (1,963)       (1,624)             (9,464)
                                                                              ---------    ----------           ---------
    FUNDS AVAILABLE FOR DISTRIBUTION                                          $ 37,115     $  35,333            $150,362
                                                                              =========    ==========           =========

Dividend per Common share                                                     $0.41250     $ 0.41250            $1.65000
Dividend per Preferred A share                                                 0.53125       0.53125             2.12500
Dividend per Preferred B share                                                 0.53906       0.53906             2.15624
Dividend per Preferred D share                                                 0.97500       0.97500             3.90000

Common dividends                                                              $ 36,156     $  36,156            $144,624
Preferred A dividends                                                              800           800               3,200
Preferred B dividends                                                            3,396         3,396              13,584
Preferred D dividends                                                            1,462         1,463               5,851
                                                                              ---------    ----------           ---------
    TOTAL DISTRIBUTIONS                                                       $ 41,814     $  41,815            $167,259
                                                                              =========    ==========           =========

Payout ratio of common dividends/diluted funds from operations (3)                 85%           85%                 84%
Payout ratio of common dividends/funds available for distribution (3)              95%           95%                 93%

(1) Includes results from discontinued operations.
(2) Excludes gain (loss) on sale of land.
(3) Excludes non-recurring charges relating to executive resignations.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
SELECTED FINANCIAL RATIOS / DATA                                          PAGE 8
(In thousands, except per share amounts)


                                                                                                  Three Months Ended
                                                                ---------------------------------------------------------
                                                                09/30/01       06/30/01       03/31/01       09/30/00
                                                                ----------    -----------    -----------    -----------
DEBT COVERAGE RATIOS:
    Interest coverage ratio (EBITDA /interest expense)               3.28 x         3.23 x         3.06 x         2.99 x
    Debt service coverage (EBITDA/(interest expense +                2.94 x         2.87 x         2.75 x         2.75 x
    scheduled principal payments))
    Fixed charge coverage (EBITDA/(interest expense +                2.35 x         2.29 x         2.21 x         2.23 x
    scheduled principal payments + preferred dividends))

DEBT/EQUITY RATIOS:

    Total debt/total market capitalization                          37.7%          43.1%          42.6%          45.6%
    Total debt/total equity market capitalization                   60.5%          75.7%          74.3%          84.0%
    Total debt/total book assets                                    39.1%          42.2%          42.5%          41.6%

OVERHEAD RATIOS:
    Annualized G&A/total assets                                     0.31%          0.36%          0.30%          0.16%
    G&A/total revenues (excluding currency change)                  2.41%          3.03%          2.56%          1.36%

CAPITALIZED INTEREST:                                         $       579    $       526    $        73    $        82

MARKET CAPITALIZATION CALCULATIONS:
    Common shares outstanding                                      87,213         87,210         87,205         87,651
    Preferred A shares outstanding                                  1,507          1,507          1,507          1,507
    Preferred B shares outstanding                                  6,300          6,300          6,300          6,300
    Preferred D shares outstanding                                  1,500          1,500          1,500          1,500

    Common stock price end of period                          $     17.10    $     15.30    $     16.00    $     13.69
    Preferred A price end of period                                 25.95          23.35          24.25          20.85
    Preferred B price end of period                                 24.70          24.11          23.20          22.50
    Preferred D price end of period                                 50.00          50.00          50.00          50.00

    Common market equity at end of period                     $ 1,491,342    $ 1,334,313    $ 1,395,280    $ 1,199,938
    Preferred market equity at end of period                      269,717        262,081        257,705        248,166
                                                              ------------   ------------   ------------   ------------
    Total equity market capitalization                          1,761,059      1,596,394      1,652,985      1,448,104
    Total debt end of period                                    1,065,185      1,208,410      1,227,502      1,215,748
                                                              ------------   ------------   ------------   ------------
    TOTAL MARKET CAPITALIZATION                               $ 2,826,244    $ 2,804,804    $ 2,880,487    $ 2,663,852
                                                              ============   ============   ============   ============

EBITDA CALCULATION:
    Income before extraordinary income                        $    23,061    $    27,781    $    27,203    $    32,233
    Depreciation and amortization                                  14,717         14,256         13,636         13,293
    Income taxes                                                      114            174            114            127
    Interest expense                                               20,202         19,782         20,967         22,301
    Impairment of real estate                                       8,774          1,878          2,239              -
    (Gain) loss on sale of real estate                               (700)            (8)            25         (1,185)
                                                              ------------   ------------   ------------   ------------
    EBITDA                                                    $    66,168    $    63,863    $    64,184    $    66,769
                                                              ============   ============   ============   ============


                                                                                                Twelve
                                                                    Three Months Ended        Months Ended
                                                                -------------------------    -------------
                                                                 06/30/00       03/31/00       12/31/00
                                                                ----------     ----------    ------------
DEBT COVERAGE RATIOS:
    Interest coverage ratio (EBITDA /interest expense)               2.90 x         2.90 x         2.95 x
    Debt service coverage (EBITDA/(interest expense +                2.62 x         2.59 x         2.68 x
    scheduled principal payments))
    Fixed charge coverage (EBITDA/(interest expense +                2.13 x         2.10 x         2.17 x
    scheduled principal payments + preferred dividends))

DEBT/EQUITY RATIOS:

    Total debt/total market capitalization                          47.0%          46.7%          46.6%
    Total debt/total equity market capitalization                   88.8%          87.5%          87.2%
    Total debt/total book assets                                    41.8%          42.2%          42.0%

OVERHEAD RATIOS:
    Annualized G&A/total assets                                     0.35%          0.27%          0.26%
    G&A/total revenues (excluding currency change)                  2.98%          2.31%          2.16%

CAPITALIZED INTEREST:                                         $        79    $       198    $       436

MARKET CAPITALIZATION CALCULATIONS:
    Common shares outstanding                                      87,651         87,651         87,320
    Preferred A shares outstanding                                  1,507          1,507          1,507
    Preferred B shares outstanding                                  6,300          6,300          6,300
    Preferred D shares outstanding                                  1,500          1,500          1,500

    Common stock price end of period                          $     13.00    $     13.75    $     13.13
    Preferred A price end of period                                 22.25          19.25          21.00
    Preferred B price end of period                                 21.50          19.50          22.25
    Preferred D price end of period                                 50.00          50.00          50.00

    Common market equity at end of period                     $ 1,139,459    $ 1,205,197    $ 1,146,080
    Preferred market equity at end of period                      243,976        226,856        246,817
                                                              ------------   ------------   ------------
    Total equity market capitalization                          1,383,435      1,432,053      1,392,897
    Total debt end of period                                    1,227,924      1,252,778      1,214,976
                                                              ------------   ------------   ------------
    TOTAL MARKET CAPITALIZATION                               $ 2,611,359    $ 2,684,831    $ 2,607,873
                                                              ============   ============   ============

EBITDA CALCULATION:
    Income before extraordinary income                        $    35,471    $    27,249    $   122,323
    Depreciation and amortization                                  13,285         13,766         55,364
    Income taxes                                                      167             98            511
    Interest expense                                               22,641         21,673         88,352
    Impairment of real estate                                       1,900              -          3,620
    (Gain) loss on sale of real estate                             (7,915)             1         (9,200)
                                                              ------------   ------------   ------------
    EBITDA                                                    $    65,549    $    62,787    $   260,970
                                                              ============   ============   ============

The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT                                               PAGE 9
(IN THOUSANDS)

                                                                                                   Actual                Percent of
                                                                                   Outstanding    Interest   Maturity       Total
                                            Lender                                   Balance        Rate       Date     Indebtedness
                                            -------------------------------------  ------------   --------   ---------  ------------
FIXED RATE DEBT:

   SECURED MORTGAGE INDEBTEDNESS
   Knollwood Apartments                     Abraham Mitchell                       $     6,026     6.750%    04/01/02      0.57%
   Kmart Plaza (Elizabethtown)              Guardian Life Insurance                      4,587     9.530%    06/01/02      0.43%
   Hillcrest Apartments                     Abraham Mitchell                             1,252     6.750%    07/01/02      0.12%
   Eastgreen On The Commons Apartments      Bank Of America                              5,397     7.600%    11/15/02      0.51%
   Northgate Apartments                     Bank Of America                              6,734     7.600%    11/15/02      0.64%
   Polo Run Apartments                      Bank Of America                              4,201     7.600%    11/15/02      0.40%
   Tara Apartments                          Bank Of America                              3,051     7.600%    11/15/02      0.29%
   Lake Drive Plaza                         Monumental Life Insurance                    3,501     7.200%    04/01/03      0.33%
   Roanoke Landing                          American Express                             5,661     7.200%    04/03/03      0.53%
   Hunting Hills                            Nationwide Life Insurance                    3,910     8.250%    05/01/03      0.37%
   Valley Fair Mall                         Lincoln National Life                       16,109     7.600%    01/01/04      1.52%
   Briggsmore Plaza                         AETNA Life                                     729     8.288%    08/01/04      0.07%
   Stillwater Office Bldg.                  Stillwater Group                               185     8.000%    12/01/04      0.02%
   Genesee Valley Shopping Center           Nationwide Life Insurance                    8,107     8.850%    02/10/05      0.76%
   Grant Mills Station                      Nationwide Life Insurance                    7,130     8.850%    02/10/05      0.67%
   Lagniappe Village Shopping Center        Nationwide Life Insurance                    6,060     8.850%    02/10/05      0.57%
   Mist Lake Plaza                          Nationwide Life Insurance                    8,996     8.850%    02/10/05      0.85%
   River Run Centre                         Fifth Third Real Estate Capital Markets      2,455     8.850%    02/10/05      0.23%
   Roundtree Place                          Nationwide Life Insurance                    6,630     8.850%    02/10/05      0.63%
   Montebello Plaza                         Nationwide Life Insurance                    6,374     9.625%    03/05/07      0.60%
   Crown Point                              Jackson National Life Insurance              7,476     8.120%    05/01/07      0.71%
   Westminster City Center                  Wells Fargo                                 29,212     6.690%    02/01/08      2.75%
   Brice Park                               USG Annuity and Life                         4,111     7.875%    02/01/09      0.39%
   London Marketplace                       Aegon USA Realty                             4,570     8.265%    04/01/09      0.43%
   Paradise Plaza                           CIGNA                                        2,213     9.150%    04/15/09      0.21%
   Saddletree Village Shopping Center       Aegon USA Realty                             1,814     8.250%    05/22/10      0.17%
   Hampton Village Centre                   Deutsche Banc                               29,715     8.530%    06/30/10      2.80%
   Greentree                                San Francisco Retirement Fund                5,204     8.240%    10/01/10      0.49%
   Habersham Crossing                       San Francisco Retirement Fund                3,831     8.240%    10/01/10      0.36%
   Merchant's Central                       San Francisco Retirement Fund                6,467     8.240%    10/01/10      0.61%
   Northside Plaza                          San Francisco Retirement Fund                2,271     8.240%    10/01/10      0.21%
   Johnstown Galleria Outparcel             Protective Life                              3,002     8.000%    07/11/11      0.28%
   Irving West                              Protective Life                              2,483     8.500%    09/30/11      0.23%
   Chapel Square                            American National Insurance                  1,848     9.250%    02/01/13      0.17%
   Northgate                                Shoptaw James                                7,147     8.750%    06/30/13      0.67%
   Perry Marketplace                        American Express                             5,240     9.000%    10/01/13      0.49%
   Riverview Plaza                          Protective Life                              5,008     8.625%    09/01/15      0.47%
   Stratford Commons                        Protective Life                              5,526     8.125%    10/01/15      0.52%
                                                                                   ------------   --------              ------------

   TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS                                  $   234,233     8.110%                 22.09%

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT                                              PAGE 10
(IN THOUSANDS)

                                                                                                   Actual                Percent of
                                                                                   Outstanding    Interest   Maturity       Total
                                            Lender                                   Balance        Rate       Date     Indebtedness
                                            -------------------------------------  ------------   --------   ---------  ------------
   UNSECURED NOTES
   6.80%, 7 Year Unsecured Notes            -                                      $    81,000     6.800%    05/15/02      7.64%
   7.33%, 4 Year Unsecured Notes            -                                           49,000     7.330%    11/20/03      4.62%
   6.88%, 7 Year Unsecured Notes            -                                           75,000     6.875%    10/15/04      7.07%
   7.75%, 10 Year Unsecured Notes           -                                          100,000     7.750%    04/06/05      9.43%
   7.35%, 10 Year Unsecured Notes           -                                           30,000     7.350%    06/15/07      2.83%
   7.40%, 10 Year Unsecured Notes           -                                          150,000     7.400%    09/15/09     14.15%
   7.97%, 30 Year Unsecured Notes           -                                           10,000     7.970%    08/14/26      0.94%
   7.65%, 30 Year Unsecured Notes           -                                           25,000     7.650%    11/02/26      2.36%
   7.68%, 30 Year Unsecured Notes           -                                           10,000     7.680%    11/02/26      0.94%
   7.68%, 30 Year Unsecured Notes           -                                           10,000     7.680%    11/02/26      0.94%
   6.90%, 30 Year Unsecured Notes           -                                           25,000     6.900%    02/15/28      2.36%
   6.90%, 30 Year Unsecured Notes           -                                           25,000     6.900%    02/15/28      2.36%
   7.50%, 30 Year Unsecured Notes           -                                           25,000     7.500%    07/30/29      2.36%
                                                                                   ------------   --------              ------------

   TOTAL FIXED RATE UNSECURED NOTES                                                $   615,000     7.298%                 58.00%

   CAPITAL LEASES                                                                  $    29,237     7.500%    06/20/31      2.76%

   ---------------------------------------------------------------------------------------------------------------------------------
   TOTAL FIXED RATE DEBT                                                           $   878,470     7.521%                 82.85%
   ---------------------------------------------------------------------------------------------------------------------------------

VARIABLE RATE DEBT: (1)

   SECURED MORTGAGE INDEBTEDNESS
   Remount Village                          SouthTrust Bank                        $     3,550     5.330%    11/10/01      0.33%
   Pointe*Orlando                           Midland Loan Service, Inc.                  78,475     5.275%    01/28/02      7.40%
   San Dimas Plaza                          Tax Exempt Bonds                             8,100     3.775%    12/01/05      0.76%
   Highland Commons                         Great Northern Insured Annuity               4,123     7.250%    12/01/09      0.39%
   Lexington Road Plaza                     Great Northern Insured Annuity               7,322     8.125%    09/01/11      0.69%
   Unity Professional Bldg.                 Tax Exempt Bonds                             5,334     4.317%    02/01/13      0.50%
                                                                                   ------------   --------            -------------

   TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS                               $   106,904     5.387%                 10.08%

   $100 MILLION TERM LOAN FACILITY          Fleet National Bank                    $    75,000     4.494%    05/08/02      7.07%

   ---------------------------------------------------------------------------------------------------------------------------------
   TOTAL VARIABLE RATE DEBT                                                        $   181,904     5.019%                 17.15%
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DEBT                                                                      $ 1,060,374     7.092%                100.00%
   ---------------------------------------------------------------------------------------------------------------------------------

   Net Unamortized Premiums on Mortgages                                           $     6,628
   Net Unamortized Discount on Notes                                                    (1,817)
                                                                                   ------------
   TOTAL DEBT - NET                                                                $ 1,065,185
                                                                                   ============

(1) The Company has entered into a two-year swap agreement with Fleet National Bank relating to $75.0 million outstanding under its Term Loan Facility. The agreement effectively fixes the debt at a base rate of 6.67% plus applicable spreads associated with the Company's Term Loan Facility. The Swap, which expires in October 2002, increases the interest rate for the Company's Term Loan Facility, Total Variable Rate Debt and Total Debt to 8.031%, 6.477% and 7.331%, respectively.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
DEBT MATURITY SCHEDULE                                                   PAGE 11
(IN THOUSANDS)


                              Scheduled        Scheduled               Total               Percent of
                            Amortization       Maturities          Debt Maturing          Debt Maturing
                            -------------      -----------         -------------          -------------
               2001         $        325       $    3,534          $       3,859               0.36%
               2002                2,819          264,580 (1)            267,399              25.22%
               2003                7,612           76,460                 84,072               7.93%
               2004                7,494           75,000                 82,494               7.78%
               2005                6,838          144,047                150,885              14.23%
               2006                7,334                0                  7,334               0.69%
               2007                6,442           36,499                 42,941               4.05%
              2008+               56,010          365,380                421,390              39.74%
                            -------------      -----------         --------------        --------------
                            $     94,874       $  965,500          $   1,060,374             100.00%
                            =============      ===========         ==============        ==============

                            Net Unamortized Premiums on Mortgages          6,628
                            Net Unamortized Discount on Notes             (1,817)
                                                                   --------------
                                             TOTAL DEBT - NET      $   1,065,185
                                                                   ==============

WEIGHTED AVERAGE MATURITY:
                                                         Fixed Rate Debt    Variable Rate Debt     Total Debt
                                                         ---------------    ------------------    ------------
   Including capital leases and credit facilities          8.8 Years            1.5 Years          7.6 Years
   Excluding capital leases and credit facilities          8.1 Years            2.1 Years          7.4 Years

(1) Scheduled maturities include $75.0 million representing the balance of the Term Loan Facility drawn as of September 30, 2001 and maturing May 8, 2002.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
2001 PROPERTY ACQUISITIONS                                               PAGE 12

                       Property             Purchase    Purchase   Cap-    Net Operating
                       Type (1)  Location     Date       Amount    Rate   Income (NOI) (2)
                      ---------  ---------  --------    --------  ------ -----------------
1Q 2001
Stein Mart Center (4)    S       Poway, CA  01/11/01  $ 4,900,000  7.0%      $ 333,200

                                  Percent                                          Year
                         GLA     Leased (3)   Anchor Tenants                       Built
                      --------- ------------  ---------------------------------  ---------
1Q 2001
Stein Mart Center (4)  112,405     63%        Motorsports Warehouse, Stein Mart    1981

(1) S - Shopping Center
(2) Based upon the in-place tenancy as of closing date of acquisition.
(3) As of closing date of acquisition.
(4) The Company is currently reviewing a redevelopment plan anticipated to commence within the next six months.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
------------------------------------------------------------------------------
2001 PORTFOLIO / PROPERTY DISPOSITIONS                                 PAGE 13

                                                     Property                                Sale         Sale            Book
                                                     Type (1)     Location                   Date        Amount          Value
                                                    ------------  --------------------     --------   ------------    ------------
PORTFOLIO DISPOSITIONS
3Q 2001
53 Garden Apartment Communities (4)                      A         14 states               09/21/01   $380,000,000    $378,499,542

PROPERTY DISPOSITIONS
1Q 2001
Mr. B's                                                  S        Cordele, GA              03/08/01   $    295,000    $    307,711
Acme Markets                                             T        Philadelphia, PA         03/23/01      1,650,000       1,662,666
                                                                                                      ------------    ------------
                                            TOTAL                                                     $  1,945,000    $  1,970,377
                                                                                                      ============    ============

2Q 2001
Colonial Heights                                         S        Colonial Heights, VA     04/06/01   $    265,000    $    251,870
Land, adjacent to Hampton Village Centre                 L        Rochester Hills, MI      05/11/01      1,903,572       1,448,493
Kmart                                                    T        Somerville, NJ           06/08/01      2,750,000       2,402,012
Eagle Food Center                                        T        Coralville, IA           06/11/01      1,500,000       1,488,490
Marcy Shopping Center                                    S        Marcy, NY                06/15/01        540,000         647,388
Safeway                                                  T        Sherwood, AR             06/18/01      1,450,000       1,959,622
Land, adjacent to Southwood Plaza                        L        Bowling Green, OH        06/25/01        225,000          57,596
Lakewood Village (5)                                     -                   -                -            -               -
                                                                                                      ------------    ------------
                                            TOTAL                                                     $  8,633,572    $  8,255,471
                                                                                                      ============    ============

3Q 2001
Annie Land Plaza                                         S        Lovingston, VA           07/03/01   $  2,920,000    $  2,981,468
New Market Shopping Center                               S        Varina, VA               07/03/01      3,400,000       3,500,657
Gloversville                                             S        Gloversville, NY         07/13/01        719,750         739,114
Outparcel, adjacent to Congress Crossing (6)             O        Athens, TN               07/31/01        937,500         119,825
The Kroger Co. (BI-LO) (6)                               T        James Island, SC         08/01/01      1,700,000       1,701,730
Firstar Bank Building                                    T        Burnsville, MN           08/17/01      1,300,000       1,322,196
Springtown                                               L        Springtown, TX           08/29/01        121,200         273,415
Land, adjacent to Maple Village                          L        Ann Arbor, MI            09/05/01        100,000           2,848
First American Bank                                      T        Kingsport, TN            09/17/01        200,000          87,506
Genoa Plaza                                              S        Genoa, OH                09/28/01        975,000         944,834
                                                                                                      ------------    ------------
                                            TOTAL                                                     $ 12,373,450    $ 11,673,593
                                                                                                      ============    ============

                                                      Gain /     Cap-                  Units / GLA /     Percent          Year
                                                      (Loss)     Rate      NOI (2)         Acres        Leased (3)        Built
                                                   -----------   -----   ------------  -------------   -------------    ---------
PORTFOLIO DISPOSITIONS
3Q 2001
53 Garden Apartment Communities (4)                $1,500,458     9.5%   $36,100,000   12,550 units         92%           Varied

PROPERTY DISPOSITIONS
1Q 2001
Mr. B's                                            $  (12,711)    5.3%   $    15,498         13,702         37%            1968
Acme Markets                                          (12,666)    9.2%       152,143         34,000         100%           1980
                                                   -----------   -----   ------------  ------------
                                            TOTAL  $  (25,377)    8.6%   $   167,641         47,702
                                                   ===========   =====   ============  ============

2Q 2001
Colonial Heights                                   $   13,130      -     $   (20,419)        80,363          0%            1972
Land, adjacent to Hampton Village Centre              455,079      -         -            9.2 acres          -              -
Kmart                                                 347,988     9.2%       252,576         55,552         100%           1982
Eagle Food Center                                      11,510    10.6%       159,704         28,875         100%           1981
Marcy Shopping Center                                (107,388)     -        (110,064)       123,380          2%            1971
Safeway                                              (509,622)    8.9%       129,458         44,617         100%           1981
Land, adjacent to Southwood Plaza                     167,404      -         -             38 acres          -              -
Lakewood Village (5)                                 (370,000)     -         -                -              -              -
                                                   -----------   -----   ------------  ------------
                                            TOTAL  $    8,101      -     $   411,255        332,787
                                                   ===========   =====   ============  ============

3Q 2001
Annie Land Plaza                                   $  (61,468)    9.5%   $   277,784         42,500         94%            1999
New Market Shopping Center                           (100,657)   10.3%       348,547         40,100         96%            1998
Gloversville                                          (19,364)   10.9%        78,681         45,012         100%           1974
Outparcel, adjacent to Congress Crossing (6)          817,675      -         -               1 acre          -              -
The Kroger Co. (BI-LO) (6)                             (1,730)   12.1%       205,805         42,130         100%           1982
Firstar Bank Building                                 (22,196)    9.7%       126,415         13,373         100%           1975
Springtown                                           (152,215)     -         -               1 acre          -              -
Land, adjacent to Maple Village                        97,152      -         -             .08 acre          -              -
First American Bank                                   112,494    10.6%        21,155          5,532         65%            1970
Genoa Plaza                                            30,166    10.8%       105,587         16,500         93%            1987
                                                   -----------   -----   ------------  ------------
                                            TOTAL  $  699,857     9.4%   $ 1,163,974        205,147
                                                   ===========   =====   ============  ============


(1) A - Apartments, L - Land, O - Outparcel, S - Shopping Center, T - Single Tenant Property

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Cap-rate is based on 2001 pro forma NOI after management fees and $250 per unit for reserves for replacements. The total gain on the sale is approximately $19 million. Approximately $1.5 million of the gain was recognized in the third quarter, with the balance to be recognized as a function of the reduction of the Company's exposure under the letter of credit, which should be no later than the third quarter of 2005.

(5) Additional expenses associated with the sale of the property on October 17, 2000.

(6) Sale of Kroger at below market price was in conjunction with BI-LO's consent to remove a lease restriction at Congress Crossing in Athens, TN for the outparcel sale to Walgreens.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
------------------------------------------------------------------------------
2001 REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES                  PAGE 14


                                                                    Year        Year
                                   Location                         Built     Acquired
                                   -----------------------------  ---------- ------------
REDEVELOPMENT ACTIVITIES
Middletown Plaza                   Middletown, NJ                   1972        1975
Delta Center                       Lansing, MI                      1985        1995
Northside Plaza                    Dalton, GA                       1990        1995
Eastgate Shopping Center           Louisville, KY                   1987        1993
Elmira Plaza                       Elmira, NY                       1976        1989
Hampton Square                     Southampton, PA                  1980        1998
New Garden                         Kennett Square, PA               1979        1997
Southfield Shopping Center         Southfield, MI                   1970        1998
Central Avenue Marketplace         Toledo, OH                       1968        1990
Island Plaza                       James Island, SC                 1994        1997
Bennetts Mills Plaza               Jackson, NJ                      1988        1994
Dillsburg Shopping Center          Dillsburg, PA                    1994        1996
Stein Mart Center                  Poway, CA                        1981        2001
Clearwater Mall (2)                Clearwater, FL                   1973        1997
The Mall at 163rd Street           Miami, FL                        1956        1998
OUTPARCEL DEVELOPMENT ACTIVITIES
Maple Village                      Ann Arbor, MI                    1965        1994
Greeneville Commons                Greeneville, TN                  1990        1992
COMPLETED 2001 REDEVELOPMENT /
OUTPARCEL DEVELOPMENT ACTIVITIES
Fruitland Plaza                    Fruitland, MD                    1973        1986
Kinston Pointe                     Kinston, NC                      1991        1995
Fashion Corner                     Saginaw, MI                      1986        1995
Lake Drive Plaza                   Vinton, VA                       1976        1998


                                                                                                                       Construction
                                                                                            Adjusted                   -------------
                                                                                              GLA/         Percent       Expected
                                Project Description                                          Units        Leased (1)    Start Date
                                --------------------------------------------------------- -------------  ------------- -------------
REDEVELOPMENT ACTIVITIES
Middletown Plaza                Construction of a new 78,000 sq. ft. ShopRite and
                                facade replacement                                          198,558          96%          Jun-00
Delta Center                    Construction of a new 54,000 sq. ft. Farmer Jack            190,221          76%          Dec-00
Northside Plaza                 Expansion of BI-LO by 12,000 sq. ft.                         75,941          99%          May-01
Eastgate Shopping Center        Expansion of Kroger by 17,548 sq. ft.                       154,513          97%          May-01
Elmira Plaza                    Conversion of a single tenant space into a shopping
                                center anchored by a 34,000 sq. ft. Big Lots                 54,400          89%          Jun-01
Hampton Square                  Addition of a 37,268 sq. ft. McCaffrey's in existing
                                space                                                        62,933          99%          Jul-01
New Garden                      Addition of a 43,000 sq. ft. Big Lots; enhanced facade
                                and lighting                                                149,270          92%          Aug-01
Southfield Shopping Center      Facade renovation                                           106,948          95%          Oct-01
Central Avenue Marketplace      Construction of a new 54,000 sq. ft. Farmer Jack            197,454          25%          Oct-01
Island Plaza                    Expansion of Food Lion by 9,000 sq. ft.                     171,935          96%          Oct-01
Bennetts Mills Plaza            Expansion of Stop & Shop by 25,000 sq. ft. and facade
                                renovation                                                  132,020          100%         Dec-01
Dillsburg Shopping Center       Construction of a new 55,000 sq. ft. Giant and 20,000
                                sq. ft. of retail shops                                     152,833          100%         Feb-02
Stein Mart Center               Redevelopment of shopping center                                -            69%             -
Clearwater Mall (2)             Redevelopment of enclosed regional mall                         -            41%             -
The Mall at 163rd Street        Redevelopment of enclosed regional mall                         -            36%             -
OUTPARCEL DEVELOPMENT ACTIVITIES
Maple Village                   Construction of a 7,200 sq. ft. multiple tenant space
                                on outparcel of which 5,000 sq. ft. is leased to
                                Blockbuster                                                 288,046          98%          Sep-00
Greeneville Commons             Construction of a 5,500 sq. ft. multiple tenant space
                                of which 4,200 sq. ft. is leased to Hibbett Sports          228,118          98%          Sep-01
COMPLETED 2001 REDEVELOPMENT /
OUTPARCEL DEVELOPMENT ACTIVITIES
Fruitland Plaza                 Conversion of a single tenant space into a shopping
                                center anchored by a 40,000 sq. ft. Food Lion               101,595          57%          Apr-99
Kinston Pointe                  Sale of 3.7 acre pad for $775,385 to Wal-Mart Stores
                                for store expansion, re-tenanting of 25,000 sq. ft.         360,380          84%          Nov-00
Fashion Corner                  Expansion of Best Buy by 9,000 sq. ft. and facade
                                renovation                                                  188,877          63%          Apr-01
Lake Drive Plaza                Conversion of 12,000 sq. ft. to retail space and facade
                                renovation                                                  148,061          100%         Jun-01

                                         Construction
                                ------------------------------    Expected        Expected
                                     Expected         Percent      Total         Stabilized
                                  Completion Date     Complete  Project Cost   Return on Cost
                                -------------------- --------- -------------- ----------------
REDEVELOPMENT ACTIVITIES
Middletown Plaza                      Jan-02            60%     $ 10,000,000        14.1%
Delta Center                          Nov-01            90%        4,450,000        16.0%
Northside Plaza                       Dec-01            40%          364,000        24.5%
Eastgate Shopping Center              Mar-02            40%                0          -
Elmira Plaza                          Nov-01            80%        1,000,000        13.5%
Hampton Square                        Apr-02            20%        1,200,000        27.3%
New Garden                            Nov-01            70%          800,000        13.0%
Southfield Shopping Center            Dec-01            30%          736,800        12.0%
Central Avenue Marketplace            Oct-02             0%        4,000,000        16.8%
Island Plaza                          Nov-02            10%        1,120,000        13.5%
Bennetts Mills Plaza                  Nov-02             0%          620,000        12.0%
Dillsburg Shopping Center             Nov-02             0%        8,000,000        12.0%
Stein Mart Center                        -               0%          -                -
Clearwater Mall (2)                      -               0%          -                -
The Mall at 163rd Street                 -               0%          -                -
OUTPARCEL DEVELOPMENT ACTIVITIES
Maple Village                         Oct-01            90%     $    900,000        14.2%
Greeneville Commons                   Mar-02            30%          548,000        14.0%
COMPLETED 2001 REDEVELOPMENT /
OUTPARCEL DEVELOPMENT ACTIVITIES
Fruitland Plaza                       Jun-01            100%    $  3,100,000        13.3%
Kinston Pointe                        Sep-01            100%               0          -
Fashion Corner                        Sep-01            100%       1,600,000        12.0%
Lake Drive Plaza                      Sep-01            100%         514,000        14.0%
                                                               --------------
     TOTAL 2001 REDEVELOPMENT/OUTPARCEL DEVELOPMENT ACTIVITIES  $ 38,952,800
                                                               ==============

(1) Includes all leases in force at September 30, 2001, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.
(2) Property to be contributed to a joint venture upon satisfaction of certain contingencies including obtaining all developmental approvals and a construction loan. Final redevelopment plan in formulation process.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
------------------------------------------------------------------------------
PROPERTY TYPE SUMMARY                                                  PAGE 15




                                                 # of                   Percent    Leased
                                              Properties       GLA      Leased       GLA
                                              ----------   ----------   -------  ----------
STABILIZED PROPERTIES
Community and Neighborhood Shopping Centers       203      30,107,872     91%    27,296,716
Factory Outlet Centers                             6        1,845,572     86%     1,587,669
Single Tenant Properties                          46        1,210,849     92%     1,109,318
Enclosed Malls / Specialty Retail Properties       3        1,393,943     79%     1,103,179
Miscellaneous Properties                           8         144,173      98%      140,567
                                              ----------   ----------   -------  ----------
                                                  266      34,702,409     90%    31,237,449
                                              ==========   ==========   =======  ==========
REDEVELOPMENT PROPERTIES
Community and Neighborhood Shopping Centers       13        1,515,648     84%     1,280,559
Enclosed Malls / Specialty Retail Properties       2        1,701,302     38%      652,809
                                              ----------   ----------   -------  ----------
                                                  15        3,216,950     60%     1,933,368
                                              ==========   ==========   =======  ==========

                                              ----------   ----------   -------  ----------
TOTAL PORTFOLIO                                   281      37,919,359     88%    33,170,817
                                              ==========   ==========   =======  ==========


                                                           ABR                          Quarterly NOI
                                              ------------------------------   -------------------------------
                                                                 Percent of                       Percent of
                                                                  Company                          Company
                                                 Amount             ABR              Amount          NOI
                                              --------------   -------------   -------------   ---------------
STABILIZED PROPERTIES
Community and Neighborhood Shopping Centers   $  203,713,371       76.5%       $  45,760,043        75.8%
Factory Outlet Centers                            26,160,705        9.8%           6,371,929        10.5%
Single Tenant Properties                           6,919,690        2.6%           1,874,232         3.1%
Enclosed Malls / Specialty Retail Properties      15,284,127        5.7%           3,844,136         6.4%
Miscellaneous Properties                           1,586,030        0.6%             314,790         0.5%
                                              --------------   -------------   -------------   ---------------
                                              $  253,663,923       95.2%       $  58,165,130        96.3%
                                              ==============   =============   =============   ===============
REDEVELOPMENT PROPERTIES
Community and Neighborhood Shopping Centers   $   10,070,055        3.8%       $   2,029,467         3.4%
Enclosed Malls / Specialty Retail Properties       2,650,358        1.0%             203,463         0.3%
                                              --------------   -------------   -------------   ---------------
                                              $   12,720,413        4.8%       $   2,232,930         3.7%
                                              ==============   =============   =============   ===============

                                              --------------   -------------   -------------   ---------------
TOTAL PORTFOLIO                               $  266,384,336       100.0%      $  60,398,060        100.0%
                                              ==============   =============   =============   ===============



COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (1)
                                                                                                    ABR
                                                                              ------------------------------------------------
                                                              Percent of                                         Percent of
                                                Leased     Shopping Centers                                   Shopping Centers
                                                 GLA          Leased GLA             Amount        Per Foot          ABR
                                              ----------   ----------------   -----------------  -----------  ----------------
Anchor Tenants                                15,863,977         55.5%        $      87,924,244  $      5.54        41.1%
Non-anchor Tenants                            12,713,298         44.5%              125,859,182         9.90        58.9%
                                              ----------   ----------------   -----------------  -----------  ----------------
                                              28,577,275        100.0%        $     213,783,426  $      7.48        100.0%
                                              ==========   ================   =================  ===========  ================

(1) Anchor tenants are defined on a property by property basis.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
PROPERTIES BY STATE / REGION                                             PAGE 16

                                                                                                                 Percent of
                                                Number of              Percent                                   Scheduled
                    State                      Properties              Leased                   GLA                 ABR
                    -----------------     --------------------   -------------------   -------------------  ---------------------
                    Alabama                         7                    91%                 760,014                1.6%
                    Arizona                        12                    87%                1,109,337               3.3%
                    Arkansas                        1                   100%                  60,842                0.1%
                    California                     17                    92%                2,593,269               9.9%
                    Colorado                        2                    81%                 352,157                1.4%
                    Delaware                        2                    68%                 243,686                0.3%
                    Florida                        19                    73%                4,848,391              12.9%
                    Georgia                        33                    92%                3,078,503               6.9%
                    Illinois                       10                    91%                1,228,551               3.9%
                    Indiana                        13                    73%                 886,530                1.5%
                    Iowa                            4                    82%                 577,473                1.0%
                    Kentucky                        9                    88%                1,456,230               3.2%
                    Louisiana                       2                    89%                 261,518                0.4%
                    Maryland                        3                    77%                 380,532                0.9%
                    Michigan                       13                    92%                2,114,282               5.9%
                    Minnesota                       2                    95%                  71,613                0.4%
                    Missouri                        3                    87%                 722,545                3.7%
                    Nebraska                        2                   100%                  9,671                 0.1%
                    Nevada                          3                    97%                 587,388                1.9%
                    New Jersey                      9                    97%                1,135,384               4.6%
                    New York                       23                    93%                3,273,569               7.7%
                    North Carolina                 14                    94%                1,765,290               3.8%
                    Ohio                           20                    78%                3,054,900               6.2%
                    Oklahoma                        1                   100%                  45,510                0.1%
                    Pennsylvania                   14                    88%                2,039,329               5.4%
                    South Carolina                  4                    96%                 338,422                1.0%
                    Tennessee                      15                    96%                1,867,001               4.6%
                    Texas                           7                    98%                 500,986                1.5%
                    Utah                            3                    93%                 600,602                1.4%
                    Virginia                       11                    93%                1,600,895               3.7%
                    West Virginia                   3                    83%                 354,939                0.7%

                                          --------------------   -------------------   -------------------  ---------------------
                                                   281                   88%                37,919,359              100%
                                          ====================   ===================   ===================  =====================

                    REGION
                    -----------------
                    East                           92                    91%                12,588,276             31.3%
                    Midwest                        67                    84%                8,665,565              22.7%
                    South                          85                    85%                11,422,765             28.1%
                    West                           37                    91%                5,242,753              17.9%

                                          --------------------   -------------------   -------------------  ---------------------
                                                   281                   88%                37,919,359              100%
                                          ====================   ===================   ===================  =====================

The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
SAME PROPERTY NOI ANALYSIS                                               PAGE 17
(IN THOUSANDS, EXCEPT PROPERTY STATISTICS)

                                                                    Three Months Ended
                                                           ---------------------------------------       Percent
                                                             09/30/01               09/30/00             Change
                                                           ----------------     ------------------     -----------
ANALYSIS SPECIFIC PROPERTY STATISTICS:
Number of properties included in analysis                              258                    258
Gross leasable area                                             32,990,965             32,916,693
Percent leased                                                       91.4%                  92.7%         -1.3%

TERMINATION FEES: (1)                                         $        261           $        121

Property revenues                                             $     77,962           $     78,369         -0.5%
Property operating expenses                                         21,519                 22,435         -4.1%
                                                           ----------------     ------------------     -----------
     SAME PROPERTY NOI (GAAP BASIS)                           $     56,443           $     55,934         0.9%
                                                           ================     ==================     ===========
Operating margin (GAAP basis)                                        72.4%                  71.4%         1.0%
Straight-line rent adjustment                                          262                    596        -56.0%
                                                           ----------------     ------------------     -----------
     SAME PROPERTY NOI                                        $     56,181           $     55,338         1.5%
                                                           ================     ==================     ===========
Operating margin                                                     72.1%                  70.6%         1.4%

                                                                  Three Months Ended (2)
                                                           ---------------------------------------       Percent
                                                             06/30/01               06/30/00             Change
                                                           ----------------     ------------------     ------------
ANALYSIS SPECIFIC PROPERTY STATISTICS:
Number of properties included in analysis                              266                    266
Gross leasable area                                             33,292,530             33,095,037
Percent leased                                                       91.1%                  93.0%         -1.9%

TERMINATION FEES: (1)                                         $        248           $         68

Property revenues                                             $     78,459           $     77,657         1.0%
Property operating expenses                                         21,645                 21,326         1.5%
                                                           ----------------     ------------------     ------------
     SAME PROPERTY NOI (GAAP BASIS)                           $     56,814           $     56,331         0.9%
                                                           ================     ==================     ============
Operating margin (GAAP basis)                                        72.4%                  72.5%         -0.1%
Straight-line rent adjustment                                          706                    750         -5.9%
                                                           ----------------     ------------------     ------------
     SAME PROPERTY NOI                                        $     56,108           $     55,581         0.9%
                                                           ================     ==================     ============
Operating margin                                                     71.5%                  71.6%         -0.1%

                                                                    Three Months Ended (2)
                                                           -----------------------------------------       Percent
                                                               03/31/01               03/31/00             Change
                                                           ------------------     ------------------     -----------
ANALYSIS SPECIFIC PROPERTY STATISTICS:
Number of properties included in analysis                                272                    272
Gross leasable area                                               34,055,602             34,042,000
Percent leased                                                         90.6%                  92.3%         -1.7%

TERMINATION FEES: (1)                                          $          89           $        394

Property revenues                                              $      79,335           $     78,047         1.7%
Property operating expenses                                           20,021                 19,937         0.4%
                                                           ------------------     ------------------     -----------
     SAME PROPERTY NOI (GAAP BASIS)                            $      59,314           $     58,110         2.1%
                                                           ==================     ==================     ===========
Operating margin (GAAP basis)                                          74.8%                  74.5%         0.3%
Straight-line rent adjustment                                           (102)                   664        -115.4%
                                                           ------------------     ------------------     -----------
     SAME PROPERTY NOI                                         $      59,416           $     57,446         3.4%
                                                           ==================     ==================     ===========
Operating margin                                                       74.9%                  73.6%         1.3%

(1) Excluded from Property revenues.
(2) Does not reflect consolidation of ERT Development Corporation (ERT).
NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. Same store excludes properties that have or are undergoing redevelopment and includes only properties owned for the full quarters.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
----------------------------------------------------------------------------
TOP TEN TENANTS                                                     PAGE 18



                                                                                                  ABR as a
                                        Number of                                            Percentage of Total
              Tenant                      Leases            GLA                ABR              Portfolio ABR
              ----------------------- --------------    ------------      ------------------  ------------------
            1 Kmart Corporation             41           3,769,469         $    17,046,946           6.4%
            2 Wal-Mart Stores               26           2,907,714              12,290,302           4.6%
            3 The Kroger Co. (1)            25           1,254,982               8,251,591           3.1%
            4 Winn-Dixie Stores             17             781,836               4,977,053           1.9%
            5 Ahold USA (2)                 12             589,207               4,455,623           1.7%
            6 The TJX Companies (3)         18             568,114               3,515,786           1.3%
            7 Delhaize (4)                  16             490,997               3,221,585           1.2%
            8 Publix Super Markets           8             423,388               2,500,903           0.9%
            9 Albertson's (5)               16             573,907               2,458,557           0.9%
           10 JC Penney (6)                 23             539,769               2,247,244           0.8%

                                      --------------    ------------      ------------------  ------------------
                                            202         11,899,383         $    60,965,592          22.9%
                                      ==============    ============      ==================  ==================

(1) Includes City Market, Dillon, Food 4 Less, Fred Meyer, Fry's, King Soopers, Kroger, Quality Food Centers, Ralphs and Smith's.

(2) Includes BI-LO, Bruno's, Giant, Stop & Shop and Tops Market.

(3) Includes T.J. Maxx and Marshalls.

(4) Includes Food Lion, Hannaford Bros and Kash n' Karry.

(5) Includes Acme Markets, Albertson's,  Jewel, Osco Drug and Sav-on.

(6) Includes JCPenney and Eckerd Drugstores.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
NEW LEASE SUMMARY                                                      PAGE 19

NEW LEASE SUMMARY

                                                                                Tenant
                                                         Total New           Improvements          Leasing
                          Number          GLA               ABR               Committed          Commissions
                       -------------  ------------   -----------------     ----------------   ------------------
         1Q 2001 (1)        67          257,236          $ 2,685,530          $  531,431           $  77,500
                psf                                            10.44                2.07                0.30
         2Q 2001 (1)        82          239,657          $ 2,613,908          $  688,238           $ 136,584
                psf                                            10.91                2.87                0.57
            3Q 2001         98          374,210          $ 3,661,874          $2,307,253           $ 148,630
                psf                                             9.79                6.17                0.40



 RENEWAL LEASE SUMMARY

                                                        Total Former
                          Number          GLA               ABR
                       -------------  ------------   -----------------
         1Q 2001 (1)        136          755,421         $ 5,747,616
                psf                                             7.61
         2Q 2001 (1)         97          308,929         $ 2,541,635
                psf                                             8.23
            3Q 2001          92          348,961         $ 3,207,379
                psf                                             9.19



                         Total New                      Increase/(Decrease)
                            ABR             Total Dollar                   Percent
                      ----------------   ------------------        ------------------------
         1Q 2001 (1)    $ 6,473,631           $ 726,015                     12.6%
                psf            8.57                0.96
         2Q 2001 (1)    $ 2,857,706           $ 316,071                     12.4%
                psf            9.25                1.02
            3Q 2001     $ 3,367,996           $ 160,617                     5.0%
                psf            9.65                0.46



(1) Does not reflect consolidation of ERT Development Corporation (ERT). Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.
Data includes all leases in force at September 30, 2001, June 30, 2001 and March 31, 2001, including those that are fully executed, but not yet open. The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE                                              PAGE 20


                 Number of            Leased        Percent of       ABR        Percent of
              Leases Expiring          GLA             GLA         Per Foot      Total ABR
            -------------------  ---------------  -------------  -----------  ---------------
     2001            577            1,765,369          5.32%       $ 7.14          4.73%
     2002            806            2,934,100          8.85%         9.46         10.42%
     2003            668            3,353,611         10.11%         8.36         10.52%
     2004            588            2,585,317          7.79%         9.82          9.53%
     2005            402            3,280,769          9.89%         7.56          9.31%
     2006            415            2,867,285          8.64%         8.35          8.98%
     2007            146            1,466,682          4.42%         9.05          4.98%
     2008            100            1,164,597          3.51%         8.36          3.66%
     2009             83            1,812,761          5.46%         6.76          4.60%
     2010             95            2,101,449          6.34%         6.75          5.32%
    2011+            315            9,838,877         29.66%         7.57         27.95%

            -------------------  ---------------  -------------  -----------  ---------------
                   4,195           33,170,817         100.0%       $ 8.03         100.0%
            ===================  ===============  =============  ===========  ===============

Does not assume exercise of renewal options or base rent escalations over lease term.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
---------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                 PAGE 21

                                                                           Year               Date
    Property Name                    City                     State        Built            Acquired
    ------------------------------   --------------         ----------   -----------   ------------------

STABILIZED PROPERTIES

    COMMUNITY AND NEIGHBORHOOD
    SHOPPING CENTERS
  1 Cloverdale Village               Florence                  AL           1986              10/27/94
  2 Riverview Plaza                  Gadsden                   AL           1990              10/12/95
  3 Grants Mill Station              Irondale                  AL           1991              07/01/98
  4 Payton Park                      Sylacauga                 AL           1995              07/01/98
  5 Glendale Galleria                Glendale                  AZ           1991              08/01/97
  6 Kmart Plaza                      Mesa                      AZ           1970              12/28/90
  7 Southern Village Mesa            Mesa                      AZ           1987              08/01/97
  8 Sun Valley Plaza                 Mesa                      AZ           1981              05/31/94
  9 Metro Marketplace                Phoenix                   AZ           1988              06/21/91
 10 Northmall Centre                 Tucson                    AZ           1996              12/31/96
 11 Bakersfield Plaza                Bakersfield               CA           1970              06/20/97
 12 Sony/Kinko                       Burbank                   CA           1988              05/01/89
 13 Carmen Plaza                     Camarillo                 CA           1971              06/20/97
 14 Coachella Plaza                  Coachella                 CA           1991              06/20/97
 15 Cudahy Plaza                     Cudahy                    CA           1968              06/20/97
 16 Arbor Faire                      Fresno                    CA           1993              04/09/97
 17 Broadway Faire                   Fresno                    CA           1995              04/09/97
 18 Briggsmore Plaza                 Modesto                   CA           1974              06/20/97
 19 Montebello Plaza                 Montebello                CA           1974              06/20/97
 20 Paradise Plaza                   Paradise                  CA           1979              06/20/97
 21 Metro 580                        Pleasanton                CA           1996              09/15/97
 22 Rose Pavilion                    Pleasanton                CA           1987              02/27/98
 23 San Dimas Plaza                  San Dimas                 CA           1986              10/07/97
 24 Bristol Plaza                    Santa Ana                 CA           1972              06/20/97
 25 Vail Ranch Center                Temecula                  CA           1997              12/31/97
 26 Westminster City Center          Westminster               CO           1996              12/16/97
 27 Rodney Village                   Dover                     DE           1959              01/01/69
 28 Brooksville Square               Brooksville               FL           1987          03/28/94, 06/17/97
 29 Northgate S.C.                   DeLand                    FL           1993              06/30/93
 30 Regency Park                     Jacksonville              FL           1985              06/16/97
 31 Eastgate S.C.                    Lake Wales                FL           1994              05/20/94
 32 Leesburg Square                  Leesburg                  FL           1986              12/23/92
 33 Miami Gardens                    Miami                     FL           1996              10/06/97
 34 Freedom Square                   Naples                    FL           1995              10/06/97
 35 Southgate                        New Port Richey           FL           1966              08/27/97
 36 Presidential Plaza               North Lauderdale          FL           1977              04/18/97
 37 Colonial Marketplace             Orlando                   FL           1986              04/01/98
 38 23rd Street Station              Panama City               FL           1986              07/01/98
 39 Riverwood                        Port Orange               FL           1990              09/05/97
 40 Seminole Plaza                   Seminole                  FL           1964              06/11/98
 41 Rutland Plaza                    St. Petersburg            FL           1964              11/01/96
 42 Albany Plaza                     Albany                    GA           1968              05/12/94
 43 Southgate Plaza                  Albany                    GA           1969              07/11/90
 44 Eastgate Plaza                   Americus                  GA           1980              07/11/90
 45 Perlis Plaza                     Americus                  GA           1972              07/11/90
 46 Rogers Plaza                     Ashburn                   GA           1974              07/11/90
 47 Sweetwater Village               Austell                   GA           1985              10/27/94
 48 Cedar Plaza                      Cedartown                 GA           1994              10/27/94
 49 Cedartown                        Cedartown                 GA           1989              01/10/95
 50 Cordele Square                   Cordele                   GA           1968              07/11/90


                                                                 Percent
    Property Name                             GLA                Leased (1)        ABR
    ------------------------------    ---------------------  -----------------  ------------------

STABILIZED PROPERTIES

    COMMUNITY AND NEIGHBORHOOD
    SHOPPING CENTERS
  1 Cloverdale Village                       59,407               100%                  $ 379,423
  2 Riverview Plaza                         147,621               100%                    918,695
  3 Grants Mill Station                     226,837                70%                    999,294
  4 Payton Park                             231,820               100%                  1,420,734
  5 Glendale Galleria                       119,465                96%                  1,210,592
  6 Kmart Plaza                             182,933                89%                    596,535
  7 Southern Village Mesa                    84,054                86%                    592,492
  8 Sun Valley Plaza                        107,405                41%                    428,584
  9 Metro Marketplace                       252,575                89%                  2,234,189
 10 Northmall Centre                        168,719                94%                  1,447,375
 11 Bakersfield Plaza                       213,166                81%                  1,646,034
 12 Sony/Kinko                               14,176               100%                    404,363
 13 Carmen Plaza                            129,255                94%                  1,139,042
 14 Coachella Plaza                          11,184               100%                    180,881
 15 Cudahy Plaza                            138,430               100%                    667,793
 16 Arbor Faire                             199,986                91%                  1,811,242
 17 Broadway Faire                           60,383                96%                    951,134
 18 Briggsmore Plaza                         98,945                99%                    659,672
 19 Montebello Plaza                        288,290                96%                  2,658,352
 20 Paradise Plaza                          198,562                95%                    676,284
 21 Metro 580                               174,584               100%                  2,540,137
 22 Rose Pavilion                           292,848                88%                  3,864,178
 23 San Dimas Plaza                         119,161                97%                  1,639,491
 24 Bristol Plaza                           112,379                98%                  1,104,203
 25 Vail Ranch Center                        99,205               100%                  1,036,888
 26 Westminster City Center                 339,601                84%                  3,769,234
 27 Rodney Village                          213,686                64%                    737,725
 28 Brooksville Square                      191,207                92%                  1,189,060
 29 Northgate S.C.                          186,396               100%                  1,280,451
 30 Regency Park                            329,398                93%                  2,501,575
 31 Eastgate S.C.                           102,161               100%                    597,367
 32 Leesburg Square                          91,682                96%                    713,982
 33 Miami Gardens                           245,119               100%                  2,288,802
 34 Freedom Square                          211,839                99%                  1,661,932
 35 Southgate                               262,911                76%                    759,140
 36 Presidential Plaza                       88,304                91%                    614,389
 37 Colonial Marketplace                    128,823               100%                  1,015,984
 38 23rd Street Station                      98,827                99%                    976,399
 39 Riverwood                                93,506                97%                    452,233
 40 Seminole Plaza                          144,011                95%                    720,468
 41 Rutland Plaza                           149,812               100%                  1,074,800
 42 Albany Plaza                            114,169                84%                    618,412
 43 Southgate Plaza                          59,816               100%                    346,953
 44 Eastgate Plaza                           44,365                81%                    117,134
 45 Perlis Plaza                            165,799                94%                    872,742
 46 Rogers Plaza                             49,672                83%                    210,180
 47 Sweetwater Village                       66,197                94%                    442,925
 48 Cedar Plaza                              83,300               100%                    560,322
 49 Cedartown                               107,220               100%                    580,832
 50 Cordele Square                          128,927                97%                    587,849



    Property Name                 Anchor Tenant                                 Anchor Tenant Not Owned
    ----------------------------  -----------------------------------------     ---------------------------------

STABILIZED PROPERTIES

    COMMUNITY AND NEIGHBORHOOD
    SHOPPING CENTERS
  1 Cloverdale Village            Winn-Dixie Stores
  2 Riverview Plaza               Wal-Mart
  3 Grants Mill Station           Wal-Mart
  4 Payton Park                   Wal-Mart
  5 Glendale Galleria             Food 4 Less, Osco Drugs
  6 Kmart Plaza                   Kmart
  7 Southern Village Mesa         Food City
  8 Sun Valley Plaza              -
  9 Metro Marketplace             Office Max, Toys R' Us
 10 Northmall Centre              Comp USA, JC Penney, Stein Mart
 11 Bakersfield Plaza             -                                             Mervyn's
 12 Sony/Kinko                    Kinko's, Sony Electronics
 13 Carmen Plaza                  -                                             Miller's Outpost
 14 Coachella Plaza               -                                             Vons
 15 Cudahy Plaza                  Kmart
 16 Arbor Faire                   Home Depot, PetsMart, Smart & Final           Mervyn's
 17 Broadway Faire                United Artists
 18 Briggsmore Plaza              Grocery Outlet
 19 Montebello Plaza              Albertson's, Circuit City
 20 Paradise Plaza                Albertson's, Kmart
 21 Metro 580                     Borders, Linens N Things
 22 Rose Pavilion                 Levitz Furniture, Macy's Home Store
 23 San Dimas Plaza               T.J. Maxx                                     Payless Drugs, Ralph's
 24 Bristol Plaza                 -
 25 Vail Ranch Center             Stater Bros.
 26 Westminster City Center       Babies R Us, Circuit City, Homeplace
 27 Rodney Village                Farm Fresh
 28 Brooksville Square            Kmart, Publix
 29 Northgate S.C.                Kmart, Publix
 30 Regency Park                  Babies R Us, Marshalls, Rhodes Furniture
 31 Eastgate S.C.                 Kmart                                         Winn-Dixie Stores
 32 Leesburg Square               Publix
 33 Miami Gardens                 Kmart, Winn-Dixie Stores
 34 Freedom Square                Kmart, Publix
 35 Southgate                     Publix
 36 Presidential Plaza            Winn-Dixie Stores
 37 Colonial Marketplace          Office Max, Service Merchandise               Target
 38 23rd Street Station           Publix
 39 Riverwood                     Winn-Dixie Stores
 40 Seminole Plaza                Burlington Coat
 41 Rutland Plaza                 Winn-Dixie Stores
 42 Albany Plaza                  Food Lion
 43 Southgate Plaza               -
 44 Eastgate Plaza                Beall's Outlet
 45 Perlis Plaza                  Belk's, Bruno's
 46 Rogers Plaza                  Piggly Wiggly
 47 Sweetwater Village            Winn-Dixie Stores
 48 Cedar Plaza                   The Kroger Co.
 49 Cedartown                     Wal-Mart
 50 Cordele Square                Belk's, Harvey Foods

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
-----------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                   PAGE 22


                                                                                          Year            Date
     Property Name                             City                        State        Built           Acquired
     ---------------------------------------   -----------------------   ----------   -----------  -----------------
  51 Southgate Plaza                           Cordele                      GA           1969           07/11/90
  52 Habersham Crossing                        Cornelia                     GA           1990           03/01/96
  53 Habersham Village                         Cornelia                     GA           1985           05/06/92
  54 Covington Gallery                         Covington                    GA           1991           12/30/93
  55 Market Central                            Dalton                       GA           1994           03/31/97
  56 Midway Village                            Douglasville                 GA           1989           05/01/97
  57 Westgate                                  Dublin                       GA           1974           07/11/90
  58 Marshalls at Eastlake                     Marietta                     GA           1982           10/26/98
  59 New Chastain Corners                      Marietta                     GA           1990           07/17/97
  60 Pavilions at Eastlake                     Marietta                     GA           1986           03/01/99
  61 Village at Southlake                      Morrow                       GA           1983           04/13/98
  62 Perry Marketplace                         Perry                        GA           1992           12/30/92
  63 Creekwood Shopping Center                 Rex                          GA           1990           05/01/97
  64 Shops of Riverdale                        Riverdale                    GA           1995           02/15/96
  65 Eisenhower Square                         Savannah                     GA           1985           07/16/97
  66 Victory Square                            Savannah                     GA           1986           07/02/92
  67 Wisteria Village Shopping Center          Snellville                   GA           1985           10/11/95
  68 University Commons                        Statesboro                   GA           1994           07/24/96
  69 Tift-Town                                 Tifton                       GA           1965           07/11/90
  70 Westgate                                  Tifton                       GA           1980           07/11/90
  71 Haymarket Mall                            Des Moines                   IA           1979           05/12/95
  72 Haymarket Square                          Des Moines                   IA           1979           05/12/95
  73 Southfield Plaza                          Bridgeview                   IL           1958           12/03/96
  74 King City Square                          Mount Vernon                 IL           1994           07/01/98
  75 Westridge Court                           Naperville                   IL           1990           07/18/97
  76 Tinley Park Plaza                         Tinley Park                  IL           1973           09/20/95
  77 Columbus Center                           Columbus                     IN           1964           12/01/88
  78 Jasper Manor                              Jasper                       IN           1990           02/18/92
  79 Valley View Plaza                         Marion                       IN           1989           03/28/94
  80 Town Fair                                 Princeton                    IN           1991           02/09/93
  81 Wabash Crossing                           Wabash                       IN           1988           12/16/93
  82 Woodland Plaza                            Warsaw                       IN           1989           03/28/94
  83 Green River Plaza                         Campbellsville               KY           1989           03/08/96
  84 Kmart Plaza                               Elizabethtown                KY           1992           02/04/93
  85 Highland Commons                          Glasgow                      KY           1992           03/31/93
  86 J*Town Center                             Jeffersontown                KY           1959           10/21/88
  87 Mist Lake Plaza                           Lexington                    KY           1993           07/01/98
  88 London Marketplace                        London                       KY           1994           03/17/94
  89 Picadilly Square                          Louisville                   KY           1973           04/25/89
  90 Lexington Road Plaza                      Versailles                   KY           1994           04/28/94
  91 Lagniappe Village                         New Iberia                   LA           1990           07/01/98
  92 Fruitland Plaza                           Fruitland                    MD           1973           05/14/86
  93 Liberty Plaza                             Randallstown                 MD           1962           05/12/95
  94 Rising Sun Towne Centre                   Rising Sun                   MD           1998           06/04/99
  95 Maple Village                             Ann Arbor                    MI           1965           10/14/94
  96 Farmington Crossroads                     Farmington                   MI           1986           12/11/95
  97 Hampton Village Centre                    Rochester Hills              MI           1990           12/12/95
  98 Fashion Corner                            Saginaw                      MI           1986           12/12/95
  99 Hall Road Crossing                        Shelby Township              MI           1985           12/12/95
 100 Delco Plaza                               Sterling Heights             MI           1973           11/14/96
 101 Westland Crossing                         Westland                     MI           1986           11/16/99
 102 Roundtree Place                           Ypsilanti                    MI           1992           07/01/98
 103 Washtenaw Fountain Plaza                  Ypsilanti                    MI           1989           10/05/92




                                                                Percent
     Property Name                                GLA           Leased (1)           ABR
     --------------------------------------  -------------  ----------------    --------------
  51 Southgate Plaza                             39,292           42%                  51,013
  52 Habersham Crossing                         161,278           93%                 727,654
  53 Habersham Village                          147,182           99%                 734,401
  54 Covington Gallery                          174,857           94%               1,022,770
  55 Market Central                              34,000           95%                 382,007
  56 Midway Village                              73,328           91%                 472,870
  57 Westgate                                   184,005           85%                 698,847
  58 Marshalls at Eastlake                       55,199           80%                 355,005
  59 New Chastain Corners                       108,380           96%               1,071,265
  60 Pavilions at Eastlake                      159,088           92%               1,540,640
  61 Village at Southlake                        53,384           87%                 425,565
  62 Perry Marketplace                          179,973          100%               1,218,607
  63 Creekwood Shopping Center                   69,778           94%                 548,627
  64 Shops of Riverdale                          34,255           80%                 286,507
  65 Eisenhower Square                          125,120           93%                 794,840
  66 Victory Square                             168,514           86%                 820,242
  67 Wisteria Village Shopping Center           164,646           97%               1,061,382
  68 University Commons                          59,814           99%                 539,392
  69 Tift-Town                                   61,218           79%                 184,898
  70 Westgate                                    16,307          100%                 136,308
  71 Haymarket Mall                             235,615           97%               1,039,282
  72 Haymarket Square                           266,525           65%               1,113,608
  73 Southfield Plaza                           199,947           91%               1,733,753
  74 King City Square                            94,428           96%                 772,180
  75 Westridge Court                            446,183           88%               5,002,755
  76 Tinley Park Plaza                          283,470           97%               1,840,119
  77 Columbus Center                            270,227           47%                 991,005
  78 Jasper Manor                               194,120           80%                 784,843
  79 Valley View Plaza                           29,974           95%                 283,220
  80 Town Fair                                  113,940          100%                 580,149
  81 Wabash Crossing                            166,993          100%                 969,933
  82 Woodland Plaza                              31,008           96%                 272,545
  83 Green River Plaza                          190,316           99%                 994,328
  84 Kmart Plaza                                130,466           98%                 774,300
  85 Highland Commons                           130,466          100%                 752,749
  86 J*Town Center                              186,855           27%                 402,426
  87 Mist Lake Plaza                            217,292           96%               1,516,217
  88 London Marketplace                         169,032          100%               1,062,099
  89 Picadilly Square                            96,370           76%                 325,822
  90 Lexington Road Plaza                       182,578          100%               1,248,236
  91 Lagniappe Village                          220,225           87%                 922,182
  92 Fruitland Plaza                            101,596           57%                 475,250
  93 Liberty Plaza                              215,575           82%               1,452,080
  94 Rising Sun Towne Centre                     63,361           94%                 574,480
  95 Maple Village                              280,846           98%               1,359,174
  96 Farmington Crossroads                       84,310           93%                 612,668
  97 Hampton Village Centre                     460,219           97%               4,510,757
  98 Fashion Corner                             188,877           63%                 944,890
  99 Hall Road Crossing                         175,182           93%               1,661,450
 100 Delco Plaza                                154,853          100%                 782,874
 101 Westland Crossing                          141,738           86%               1,267,380
 102 Roundtree Place                            195,413           99%               1,279,893
 103 Washtenaw Fountain Plaza                   136,103           99%                 966,160





     Property Name                           Anchor Tenant                                            Anchor Tenant Not Owned
     ------------------------------------- ------------------------------------------------------   -----------------------------
  51 Southgate Plaza                       Fred's Dollar Store
  52 Habersham Crossing                    Wal-Mart
  53 Habersham Village                     Kmart, Winn-Dixie Stores
  54 Covington Gallery                     Ingles, Kmart
  55 Market Central                        -                                                        Wal-Mart
  56 Midway Village                        Winn-Dixie Stores
  57 Westgate                              Bruno's, Big Lots
  58 Marshalls at Eastlake                 Marshalls
  59 New Chastain Corners                  The Kroger Co.
  60 Pavilions at Eastlake                 The Kroger Co.
  61 Village at Southlake                  Marshalls
  62 Perry Marketplace                     Kmart, The Kroger Co.
  63 Creekwood Shopping Center             Winn-Dixie Stores
  64 Shops of Riverdale                    -                                                        Wal-Mart
  65 Eisenhower Square                     Food Lion
  66 Victory Square                        Food Lion, Scotty's
  67 Wisteria Village Shopping Center      Kmart
  68 University Commons                    -
  69 Tift-Town                             Beall's Outlet
  70 Westgate                              -
  71 Haymarket Mall                        Burlington Coat Factory, Hobby Lobby
  72 Haymarket Square                      Dahl's Foods
  73 Southfield Plaza                      Dominicks Foods, Hobby Lobby, Walgreens
  74 King City Square                      Kroger
  75 Westridge Court                       Cub Foods, Linen N Things, Old Navy, Spiegel
  76 Tinley Park Plaza                     Walts Finer Foods
  77 Columbus Center                       Office Max
  78 Jasper Manor                          Kmart
  79 Valley View Plaza                     -                                                        Wal-Mart
  80 Town Fair                             Kmart
  81 Wabash Crossing                       Kmart, Supervalu
  82 Woodland Plaza                        -                                                        Wal-Mart
  83 Green River Plaza                     Goody's Family Clothing, Kroger
  84 Kmart Plaza                           Kmart
  85 Highland Commons                      Food Lion, Kmart
  86 J*Town Center                         -
  87 Mist Lake Plaza                       Wal-Mart
  88 London Marketplace                    Kmart, The Kroger Co.
  89 Picadilly Square                      -
  90 Lexington Road Plaza                  Kmart, The Kroger Co.
  91 Lagniappe Village                     -
  92 Fruitland Plaza                       Food Lion
  93 Liberty Plaza                         -
  94 Rising Sun Towne Centre               Martin's
  95 Maple Village                         Kmart
  96 Farmington Crossroads                 Farmer Jack
  97 Hampton Village Centre                Farmer Jack, Kohl's                                      Target
  98 Fashion Corner                        Best Buy, Kids R Us
  99 Hall Road Crossing                    Old Navy, T.J. Maxx
 100 Delco Plaza                           Babies R Us, Bed, Bath & Beyond
 101 Westland Crossing                     Michaels                                                 Toys R' Us
 102 Roundtree Place                       Busch Grocery, Wal-Mart
 103 Washtenaw Fountain Plaza              -


NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
----------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                  PAGE 23

                                                                                         Year               Date
      Property Name                           City                        State        Built              Acquired
      -------------------------------------   ------------------        ----------   -----------   ------------------------
  104 Stanly County Plaza                     Albermarle                   NC           1988              03/28/94
  105 Village Marketplace                     Asheboro                     NC           1988              04/13/95
  106 Foothills Market                        Jonesville                   NC           1988              06/05/95
  107 Chapel Square                           Kannapolis                   NC           1992              12/01/94
  108 Kinston Pointe                          Kinston                      NC           1991              07/05/95
  109 Granville Corners                       Oxford                       NC           1991              02/21/96
  110 Roxboro Square                          Roxboro                      NC           1989              06/05/95
  111 Siler Crossing                          Siler City                   NC           1988              06/05/95
  112 Crossroads Center                       Statesville                  NC           1991              02/27/96
  113 Thomasville Crossing                    Thomasville                  NC           1996              04/18/97
  114 Anson Station                           Wadesboro                    NC           1988              08/23/95
  115 Roanoke Landing                         Williamston                  NC           1991              01/02/96
  116 Wilson Shopping Center                  Wilson                       NC           1973              05/14/86
  117 Stratford Commons                       Winston-Salem                NC           1995              12/30/96
  118 Laurel Square                           Brick                        NJ           1973              07/13/92
  119 Hamilton Plaza-Kmart Plaza              Hamilton                     NJ           1972              05/12/94
  120 Tinton Falls Plaza                      Tinton Falls                 NJ           1953              01/30/98
  121 Dover Park Plaza                        Yardville                    NJ           1966              01/28/00
  122 Galleria Commons                        Henderson                    NV           1998              06/09/98
  123 Renaissance Center East                 Las Vegas                    NV           1981              10/17/96
  124 Kietzke Center                          Reno                         NV           1974              06/20/97
  125 University Mall                         Canton                       NY           1967              01/01/76
  126 Cortlandville                           Cortland                     NY           1984              08/04/87
  127 Kmart Plaza                             De Witt                      NY           1970              08/03/93
  128 D & F Plaza                             Dunkirk                      NY           1967              01/01/86
  129 Genesee Valley Shopping Center          Genesco                      NY           1993              07/01/98
  130 Pyramid Mall                            Geneva                       NY           1973              08/03/93
  131 McKinley Plaza                          Hamburg                      NY           1991              06/14/92
  132 Hornell Plaza                           Hornell                      NY           1995              07/31/98
  133 Cayuga Mall                             Ithaca                       NY           1969              05/12/89
  134 Shops at Seneca Mall                    Liverpool                    NY           1971              08/03/93
  135 Transit Road Plaza                      Lockport                     NY           1971              08/03/93
  136 Wallkill Plaza                          Middletown                   NY           1986              12/12/95
  137 Monroe ShopRite Plaza                   Monroe                       NY           1972              08/01/97
  138 Rockland Plaza                          Nanuet                       NY           1963              01/01/83
  139 South Plaza                             Norwich                      NY           1967              04/01/83
  140 Westgate Plaza                          Oneonta                      NY           1967              01/20/84
  141 Oswego Plaza                            Oswego                       NY           1966              01/01/77
  142 Mohawk Acres                            Rome                         NY           1965          01/20/84, 02/01/84
  143 Price Chopper Plaza                     Rome                         NY           1988              08/03/93
  144 Westgate Manor                          Rome                         NY           1961              01/01/86
  145 Northland                               Watertown                    NY           1962              01/01/73
  146 Ashland Square                          Ashland                      OH           1990              10/06/93
  147 Harbor Plaza                            Ashtabula                    OH           1988              02/20/91
  148 Belpre Plaza                            Belpre                       OH           1969              06/08/88
  149 Southwood Plaza                         Bowling Green                OH           1961              05/16/90
  150 Brentwood Plaza                         Cincinnati                   OH           1957              05/04/94
  151 Delhi                                   Cincinnati                   OH           1973              05/22/96
  152 Western Village                         Cincinnati                   OH           1960              05/04/94
  153 Crown Point                             Columbus                     OH           1980              07/23/98
  154 Greentree Shopping Center               Columbus                     OH           1974              07/23/98
  155 River Run Centre                        Coshocton                    OH           1992              07/01/98
  156 South Towne Centre                      Dayton                       OH           1972              03/27/92


                                                                         Percent
      Property Name                                  GLA                Leased (1)              ABR
      -----------------------------------    ---------------------  -----------------     ---------------
  104 Stanly County Plaza                           63,637                96%                    447,433
  105 Village Marketplace                           87,870                87%                    643,672
  106 Foothills Market                              49,630                92%                    272,093
  107 Chapel Square                                 45,450                97%                    348,322
  108 Kinston Pointe                               265,380                84%                    680,825
  109 Granville Corners                            138,352                97%                    952,114
  110 Roxboro Square                                98,980               100%                    657,419
  111 Siler Crossing                               132,640                98%                    755,536
  112 Crossroads Center                            340,190               100%                  2,052,094
  113 Thomasville Crossing                          78,509                98%                    636,463
  114 Anson Station                                130,800                98%                    746,120
  115 Roanoke Landing                              156,562                99%                  1,007,008
  116 Wilson Shopping Center                       104,982                76%                     36,000
  117 Stratford Commons                             72,308               100%                    921,508
  118 Laurel Square                                246,235               100%                  1,886,496
  119 Hamilton Plaza-Kmart Plaza                   149,060               100%                    812,993
  120 Tinton Falls Plaza                           100,582                94%                    895,566
  121 Dover Park Plaza                              59,642               100%                    389,497
  122 Galleria Commons                             276,460                99%                  2,554,191
  123 Renaissance Center East                      145,578                94%                  1,638,224
  124 Kietzke Center                               165,350                97%                    999,557
  125 University Mall                               78,740                77%                    251,901
  126 Cortlandville                                100,300                95%                    240,419
  127 Kmart Plaza                                  115,500               100%                    576,275
  128 D & F Plaza                                  190,518                82%                    815,084
  129 Genesee Valley Shopping Center               204,609               100%                  1,444,442
  130 Pyramid Mall                                 239,500                97%                  1,206,351
  131 McKinley Plaza                                92,795                93%                    848,015
  132 Hornell Plaza                                253,703                96%                  1,718,252
  133 Cayuga Mall                                  205,426                94%                  1,078,783
  134 Shops at Seneca Mall                         237,203                96%                  1,335,743
  135 Transit Road Plaza                           138,120               100%                    361,208
  136 Wallkill Plaza                               203,234                95%                  1,671,740
  137 Monroe ShopRite Plaza                        122,394                99%                  1,289,737
  138 Rockland Plaza                               247,957               100%                  4,371,167
  139 South Plaza                                  143,665                78%                    321,650
  140 Westgate Plaza                                71,952                97%                    208,280
  141 Oswego Plaza                                 128,087                97%                    570,532
  142 Mohawk Acres                                 182,183                68%                    662,625
  143 Price Chopper Plaza                           78,401               100%                    530,930
  144 Westgate Manor                                65,813                93%                    355,925
  145 Northland                                    122,666                77%                    497,145
  146 Ashland Square                               163,168               100%                    946,853
  147 Harbor Plaza                                  51,794                75%                    283,778
  148 Belpre Plaza                                  88,426                23%                    139,654
  149 Southwood Plaza                               82,952                77%                    314,484
  150 Brentwood Plaza                              232,567                50%                  1,088,614
  151 Delhi                                        166,497                95%                  1,374,557
  152 Western Village                              138,625                62%                    607,853
  153 Crown Point                                  147,427                84%                  1,054,599
  154 Greentree Shopping Center                    128,501                83%                    966,706
  155 River Run Centre                              82,957               100%                    416,342
  156 South Towne Centre                           308,700                98%                  2,348,961



      Property Name                        Anchor Tenant                                        Anchor Tenant Not Owned
      -----------------------------------  ---------------------------------------------------  ---------------------------
  104 Stanly County Plaza                  Ingles                                               Wal-Mart
  105 Village Marketplace                  Harris Teeter                                        Wal-Mart
  106 Foothills Market                     Food Lion
  107 Chapel Square                        Food Lion                                            Wal-Mart
  108 Kinston Pointe                       Wal-Mart
  109 Granville Corners                    Lowe's Food, Wal-Mart
  110 Roxboro Square                       Wal-Mart
  111 Siler Crossing                       Belk-Yates
  112 Crossroads Center                    BI-LO, Wal-Mart
  113 Thomasville Crossing                 Lowe's Food
  114 Anson Station                        Food Lion, Wal-Mart
  115 Roanoke Landing                      Wal-Mart, Winn-Dixie Stores                          Belk's
  116 Wilson Shopping Center               Wilson Flea Market
  117 Stratford Commons                    Michaels, Office Max
  118 Laurel Square                        Kmart, Pathmark
  119 Hamilton Plaza-Kmart Plaza           Kmart
  120 Tinton Falls Plaza                   Burlington Coat Factory                              Great A&P Tea Company
  121 Dover Park Plaza                     Acme Markets
  122 Galleria Commons                     Babies R Us, Comp USA, House 2 Home,
                                           Stein Mart, T.J. Maxx
  123 Renaissance Center East              Albertson's
  124 Kietzke Center                       Mervyn's                                             Target
  125 University Mall                      Ames Department Stores
  126 Cortlandville                        Ames Department Stores
  127 Kmart Plaza                          Kmart, Office Max
  128 D & F Plaza                          Quality Markets
  129 Genesee Valley Shopping Center       Wal-Mart, Wegmans
  130 Pyramid Mall                         Kmart, Tops Market
  131 McKinley Plaza                       Kids R Us, T.J. Maxx
  132 Hornell Plaza                        Wal-Mart, Wegmans
  133 Cayuga Mall                          Penn Traffic
  134 Shops at Seneca Mall                 Kmart, Price Chopper
  135 Transit Road Plaza                   Kmart
  136 Wallkill Plaza                       ShopRite
  137 Monroe ShopRite Plaza                ShopRite
  138 Rockland Plaza                       Barnes & Noble, Marshalls, Tower Records
  139 South Plaza                          Ames Department Stores
  140 Westgate Plaza                       Ames Department Stores
  141 Oswego Plaza                         JC Penney
  142 Mohawk Acres                         -
  143 Price Chopper Plaza                  Price Chopper
  144 Westgate Manor                       Rome Cinemas
  145 Northland                            Ames Department Store
  146 Ashland Square                       Foodtown, Wal-Mart
  147 Harbor Plaza                         Jubilee Foods
  148 Belpre Plaza                         -
  149 Southwood Plaza                      -
  150 Brentwood Plaza                      -
  151 Delhi                                The Kroger Co.
  152 Western Village                      T.J. Maxx
  153 Crown Point                          The Kroger Co.
  154 Greentree Shopping Center            The Kroger Co.
  155 River Run Centre                     Wal-Mart                                             Big Bear
  156 South Towne Centre                   Burlington Coat Factory, Kmart

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                     PAGE 24

                                                                           Year            Date                           Percent
    Property Name                        City                   State     Built          Acquired               GLA      Leased (1)
    --------------------------------     --------------------  --------  ---------  -------------------      ----------  -----------
157 Heritage Square                      Dover                    OH       1959          08/31/93             231,735          72%
158 Midway Crossing                      Elyria                   OH       1986          12/11/95             138,265          76%
159 Fairfield Center                     Fairfield                OH       1978          05/01/90              74,095          96%
160 Silver Bridge Plaza                  Gallipolis               OH       1972          12/28/86             145,481          80%
161 Parkway Plaza                        Maumee                   OH       1955          09/06/89             140,021          58%
162 New Boston                           New Boston               OH       1991          02/17/93             238,711          96%
163 Market Place                         Piqua                    OH       1972          11/20/91             169,311          81%
164 Brice Park                           Reynoldsburg             OH       1989          03/04/98             168,284         100%
165 Bethel Park                          Bethel Park              PA       1965          05/14/97             224,069         100%
166 Market Street Square                 Elizabethtown            PA       1993          10/06/97             169,481         100%
167 Johnstown Galleria Outparcel         Johnstown                PA       1993          07/31/97              61,968          87%
168 Stone Mill Plaza                     Lancaster                PA       1988          01/06/94              94,493          93%
169 Crossroads Plaza                     Mt. Pleasant             PA       1975          11/10/88             105,583          96%
170 Ivyridge                             Philadelphia             PA       1963          08/02/95             112,278          72%
171 Roosevelt Mall                       Philadelphia             PA       1964      01/01/64, 04/01/74       555,821          98%
172 Shops at Prospect                    West Hempfield           PA       1994          07/31/95              63,392          94%
173 Circle Center                        Hilton Head              SC       1992          03/24/94              65,313          97%
174 Palmetto Crossroads                  Hilton Head              SC       1990          10/18/95              40,916          92%
175 Remount Village                      North Charleston         SC       1996          11/13/96              60,238          97%
176 Congress Crossing                    Athens                   TN       1990          11/10/88             172,305          98%
177 St. Elmo Central                     Chattanooga              TN       1995          08/06/96              74,978         100%
178 Saddletree Village                   Columbia                 TN       1990          06/15/98              45,800         100%
179 West Towne Square                    Elizabethton             TN       1998          06/09/98              99,224          85%
180 Greeneville Commons                  Greeneville              TN       1990          03/10/92             223,118          98%
181 Hazel Path                           Hendersonville           TN       1989          11/27/95              67,966          92%
182 Kimball Crossing                     Kimball                  TN       1987          11/27/95             280,477          98%
183 Chapman-Ford Crossing                Knoxville                TN       1990          12/30/92             185,604          96%
184 Farrar Place Shopping Center         Manchester               TN       1989          12/15/95              43,220         100%
185 Georgetown Square                    Murfreesboro             TN       1986          09/29/93             104,117          85%
186 Apison Crossing                      Ooltewah                 TN       1997          07/29/97              79,054          95%
187 Madison Street Station               Shelbyville              TN       1985          10/11/95              56,766          97%
188 Commerce Central                     Tullahoma                TN       1995          08/09/96             182,401         100%
189 Merchant's Central                   Winchester               TN       1997          12/09/97             208,123          98%
190 Bardin Place Center                  Arlington                TX       1993          10/06/97             303,900          97%
191 Irving West                          Irving                   TX       1987          09/14/93              70,056         100%
192 Hanover Square                       Mechanicsville           VA       1991          01/06/93             129,987          99%
193 Victorian Square                     Midlothian               VA       1991          03/24/94             271,215          93%
194 VA-KY Regional S.C.                  Norton                   VA       1989          12/30/92             193,238         100%
195 Cave Spring Corners                  Roanoke                  VA       1969          06/05/97             171,125          99%
196 Hunting Hills                        Roanoke                  VA       1989          04/02/98             166,207          98%
197 Lakeside Plaza                       Salem                    VA       1989          04/15/99              82,036          98%
198 Fredricksburg                        Spotsylvania             VA       1970          05/14/86              83,374         100%
199 Lake Drive Plaza                     Vinton                   VA       1976          02/12/98             148,061         100%
200 Ridgeview Centre                     Wise                     VA       1990          07/02/92             176,690          98%
201 Moundsville Plaza                    Moundsville              WV       1961          12/27/88             174,664          88%
202 Grand Central Plaza                  Parkersburg              WV       1986          06/08/88              74,017          53%
203 Kmart Plaza                          Vienna                   WV       1975          02/25/93             106,258          96%
                                                                                                           ----------          ---
                                                                                            TOTAL          30,107,872          91%
                                                                                                           ==========          ===

    Property Name                          ABR        Anchor Tenant                           Anchor Tenant Not Owned
    --------------------------------  --------------  --------------------------------------  -------------------------------------
157 Heritage Square                         886,503   Bag N Save Foods
158 Midway Crossing                         985,868   T.J. Maxx                               Kids R Us, Toys R Us
159 Fairfield Center                        396,453   The Kroger Co.
160 Silver Bridge Plaza                     496,510   Quality Farm & Fleet
161 Parkway Plaza                           352,739   Foodtown
162 New Boston                            1,389,782   Festival Foods, Wal-Mart
163 Market Place                            605,467   Foodtown
164 Brice Park                            1,740,643   Gregg Appliances, Michaels, Old Navy
165 Bethel Park                           1,383,258   Ames Department Store, Giant Eagle
166 Market Street Square                  1,372,192   Kmart, Weis Markets
167 Johnstown Galleria Outparcel            339,677   -                                       Builders Square, Toys R Us, Wal-Mart
168 Stone Mill Plaza                        830,731   Giant Food Stores
169 Crossroads Plaza                        416,475   Quality Farm & Fleet
170 Ivyridge                                877,274   Super Fresh
171 Roosevelt Mall                        5,859,078   Strawbridges
172 Shops at Prospect                       496,634   Fox Markets                             Kmart
173 Circle Center                           651,387   BI-LO
174 Palmetto Crossroads                     285,928   Food Lion
175 Remount Village                         556,471   BI-LO
176 Congress Crossing                     1,134,183   BI-LO, Kmart
177 St. Elmo Central                        662,938   Winn-Dixie Stores
178 Saddletree Village                      316,765   Food Lion
179 West Towne Square                       571,638   Winn-Dixie Stores
180 Greeneville Commons                   1,428,674   Kmart, Proffitt's
181 Hazel Path                              466,801   Food Lion                               Wal-Mart
182 Kimball Crossing                      1,732,237   Wal-Mart
183 Chapman-Ford Crossing                 1,028,936   Food Lion, Wal-Mart
184 Farrar Place Shopping Center            352,541   Food Lion                               The Crystal Company
185 Georgetown Square                       810,463   The Kroger Co.
186 Apison Crossing                         690,807   Winn-Dixie Stores
187 Madison Street Station                  360,586   BI-LO
188 Commerce Central                      1,233,846   Wal-Mart
189 Merchant's Central                    1,180,411   Peebles, Wal-Mart
190 Bardin Place Center                   2,829,791   Oshmann's, Kmart                        Hobby Lobby
191 Irving West                             626,552   Winn-Dixie Stores
192 Hanover Square                        1,398,677   Ukrops Supermarket                      Kohl's
193 Victorian Square                      1,748,240   Hannaford Bros, Kmart
194 VA-KY Regional S.C.                   1,233,655   Ingles, Wal-Mart
195 Cave Spring Corners                     698,786   Ames Department Store, The Kroger Co.
196 Hunting Hills                           918,645   Wal-Mart
197 Lakeside Plaza                          738,140   The Kroger Co.
198 Fredricksburg                           164,905   Phar Mor
199 Lake Drive Plaza                        996,927   The Kroger Co.
200 Ridgeview Centre                      1,133,977   Food City, Kmart                        Belk's
201 Moundsville Plaza                       961,468   The Kroger Co.
202 Grand Central Plaza                     387,423   Office Depot
203 Kmart Plaza                             510,410   Kmart
                                     --------------
                                     $  203,713,371
                                     ==============

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 25

                                                                      Year      Date                    Percent
      Property Name                         City              State   Built     Acquired        GLA     Leased (1)          ABR
      -----------------------------------   ---------------   -----   -----   ------------  ----------  -----------   -------------
      FACTORY OUTLET CENTERS

    1 Factory Merchants Barstow             Barstow            CA     1989     11/01/93        330,310     84%         $  4,872,803
    2 St. Augustine Outlet Center           St. Augustine      FL     1990     03/01/92        329,224     91%            4,895,476
    3 Factory Merchants Branson             Branson            MO     1988     11/01/93        317,462     76%            3,301,339
    4 Factory Outlet Village Osage Beach    Osage Beach        MO     1986     01/29/93        400,429     94%            6,624,800
    5 Six Flags Factory Outlets             Jackson            NJ     1997     04/30/97        292,569    100%            5,756,829
    6 Factory Merchants Ft. Chiswell        Max Meadows        VA     1989     11/01/93        175,578     56%              709,458
                                                                                            ----------  -----------   -------------
                                                                                   TOTAL     1,845,572     86%         $ 26,160,705
                                                                                            ==========  ===========   =============

      SINGLE TENANT PROPERTIES

    1 The Kroger Co.                        Muscle Shoals      AL     1982     08/10/93         42,130    100%         $    252,780
    2 The Kroger Co.                        Muscle Shoals      AL     1982     08/10/93         10,069    100%               60,414
    3 The Kroger Co.                        Scottsboro         AL     1982     08/10/93         42,130    100%              217,391
    4 Kmart                                 Pine Bluff         AR     1981     08/10/93         60,842    100%              288,232
    5 Lucky stores                          Mesa               AZ     1982     08/10/93         29,827    100%              126,438
    6 24 Hour Fitness                       Phoenix            AZ     1994     05/06/94         44,374    100%              741,189
    7 Lucky stores                          Phoenix            AZ     1982     01/19/94         28,217    100%              154,620
    8 24 Hour Fitness                       Scottsdale         AZ     1994     08/19/94         44,374    100%              749,773
    9 Rite Aid                              Yuma               AZ     1980     08/10/93         25,834    100%              113,050
   10 Pueblo I                              Pueblo             CO     1977     08/10/93         12,556      0%                    -
   11 Doverama at Rodney                    Dover              DE     1959     01/01/69         30,000    100%               70,000
   12 Gold's Gym                            Brandon            FL     1982     08/10/93         36,750    100%              202,582
   13 Albany I                              Albany             GA     1981     08/10/93         73,000    100%              150,380
   14 Rite Aid                              East Albany        GA     1982     08/10/93         10,069    100%               54,567
   15 The Kroger Co.                        East Albany        GA     1982     08/10/93         34,019    100%              197,612
   16 Kmart                                 Atlantic           IA     1980     01/19/94         40,318    100%              160,000
   17 Lucky stores                          Dubuque            IA     1980     08/10/93         35,015    100%              230,300
   18 Decatur I                             Decatur            IL     1983     08/10/93         29,000      0%                    -
   19 The Kroger Co.                        Ottawa             IL     1982     08/10/93         44,088    100%              278,866
   20 Lucky stores                          Peoria             IL     1983     08/10/93         30,000    100%              208,133
   21 Lucky stores                          Springfield        IL     1982     08/10/93         30,000    100%              135,090
   22 Lucky stores                          Sterling           IL     1980     08/10/93         40,265    100%              179,748
   23 The Kroger Co.                        Waterloo           IL     1982     08/10/93         31,170    100%              207,135
   24 Helping Hands                         Fort Wayne         IN     1976     12/31/92          4,584    100%               49,694
   25 Hobart I                              Hobart             IN     1983     08/10/93         29,300      0%                    -
   26 Kindercare                            Indianapolis       IN     1976     12/31/92          4,268    100%               38,000
   27 Kindercare                            Indianapolis       IN     1976     12/31/92          4,452    100%               24,555
   28 Kindercare                            Indianapolis       IN     1976     12/31/92          4,212    100%               38,000
   29 Kindercare                            Indianapolis       IN     1976     12/31/92          4,452    100%               38,000
   30 Michigan City I                       Michigan City      IN     1983     08/10/93         29,000      0%                    -
   31 Brookshire Grocery                    West Monroe        LA     1981     08/10/93         41,293    100%              228,671
   32 Mountain Jacks                        Dearborne Hts.     MI     1988     12/31/92          9,914    100%              169,000
   33 Kindercare                            Kalamazoo          MI     1990     02/06/91          6,260    100%               73,832
   34 High Ridge I                          High Ridge         MO     1980     12/31/92          4,654    100%               28,800
   35 Northern Automotive                   Grand Island       NE     1988     12/31/92          5,671    100%               79,140
   36 Northern Automotive                   Hastings           NE     1988     12/31/92          4,000    100%               56,658
   37 Safeway                               Muskogee           OK     1981     08/10/93         45,510    100%              280,344
   38 The Kroger Co.                        Clearfield         PA     1982     08/10/93         31,170    100%              210,000
   39 Hardees                               Hanover            PA     1971     07/31/97          3,800    100%               24,100
   40 Winn-Dixie Stores                     Chattanooga        TN     1995     03/31/97         43,848    100%              237,413
   41 Kmart                                 Desoto             TX     1980     08/10/93         72,897    100%              289,000
   42 Houston I                             Houston            TX     1991     12/31/92          1,675     0%                     -




      Property Name                          Anchor Tenant                                                Anchor Tenant Not Owned
      -----------------------------------   ----------------------------------------------------------   -------------------------
      FACTORY OUTLET CENTERS

    1 Factory Merchants Barstow             Esprit, Gap, Polo, Timberland
    2 St. Augustine Outlet Center           Calvin Klein, Gap, Mikasa, Reebok, Westpoint Stevens
    3 Factory Merchants Branson             Dress Barn, Lenox, Westpoint Stevens
    4 Factory Outlet Village Osage Beach    Gap, Mikasa, Polo, Tommy Hilfiger
    5 Six Flags Factory Outlets             Brooks Brothers, Gap, Mikasa, Nike, Reebok
    6 Factory Merchants Ft. Chiswell        Polo, Reebok




      SINGLE TENANT PROPERTIES

    1 The Kroger Co.
    2 The Kroger Co.
    3 The Kroger Co.                        Bruno's
    4 Kmart
    5 Lucky stores                          ABCO
    6 24 Hour Fitness
    7 Lucky stores                          ABCO
    8 24 Hour Fitness
    9 Rite Aid                              Payless Drugs
   10 Pueblo I
   11 Doverama at Rodney
   12 Gold's Gym
   13 Albany I
   14 Rite Aid
   15 The Kroger Co.                        Harvey Foods
   16 Kmart
   17 Lucky stores
   18 Decatur I
   19 The Kroger Co.
   20 Lucky stores
   21 Lucky stores
   22 Lucky stores
   23 The Kroger Co.                        Schnuck Markets
   24 Helping Hands
   25 Hobart I
   26 Kindercare
   27 Kindercare
   28 Kindercare
   29 Kindercare
   30 Michigan City I
   31 Brookshire Grocery
   32 Mountain Jacks
   33 Kindercare
   34 High Ridge I
   35 Northern Automotive
   36 Northern Automotive
   37 Safeway                               Homeland
   38 The Kroger Co.                        Penn Traffic
   39 Hardees
   40 Winn-Dixie Stores
   41 Kmart
   42 Houston I

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 26


                                                                   Year    Date                     Percent
     Property Name                   City                State    Built   Acquired         GLA     Leased (1)         ABR
     ------------------------        -----------------   -----   ------   ----------  -----------  ----------   --------------
  43 The Omelette Shop               Houston              TX      1991    12/31/92         1,675      100%              19,196
  44 The Kroger Co.                  Missouri City        TX      1982    08/10/93        44,183      100%             176,732
  45 El Chico                        Temple               TX      1995    12/19/95         6,600      100%              57,500
  46 Pizza Hut                       Harrisonburg         VA      1969    07/31/96         3,384      100%              22,755
                                                                                      -----------  ----------   --------------
                                                                              TOTAL    1,210,849       92%        $  6,919,690
                                                                                      ===========  ==========   ==============

     ENCLOSED MALLS / SPECIALTY RETAIL PROPERTIES

   1 Pointe*Orlando                  Orlando              FL      1997    11/30/99       457,119       80%        $ 10,800,480
   2 Laurel Mall                     Connellsville        PA      1970    05/15/01       336,222       54%             685,059
   3 Valley Fair Mall                West Valley City     UT      1970    12/31/96       600,602       93%           3,798,588
                                                                                      -----------  ----------   --------------
                                                                              TOTAL     1,393,943      79%        $ 15,284,127
                                                                                      ===========  ==========   ==============

     MISCELLANEOUS PROPERTIES

   1 Genzyme Corp.                   Scottsdale           AZ      1971    12/17/90        21,560      100%        $    293,808
   2 Unity Professional Bldg.        Fridley              MN      1991    05/30/96        62,518       94%             884,408
   3 Stillwater Office Bldg.         Stillwater           MN      1985    07/31/91         9,095      100%             141,475
   4 Roxbury Township                Roxbury              NJ        -     12/31/97          LAND        -                    -
   5 Institute for Defense Analyses  Princeton            NJ      1982    05/31/74        51,000      100%             266,338
   6 North Central Avenue            Hartsdale            NY        -     07/31/72          LAND        -                    -
   7 Taylorsville                    Salt Lake City       UT        -     06/01/99          LAND        -                    -
   8 Valley Fair Apartments          West Valley City     UT      1975    03/01/97          APTS
                                                                                      -----------  ----------   --------------
                                                                              TOTAL      144,173       98%        $  1,586,030
                                                                                      ===========  ==========   ==============

                                                                                      -----------  ----------   --------------
                                                         TOTAL STABILIZED PORTFOLIO    34,702,409      90%        $253,663,923
                                                                                      ===========  ==========   ==============

REDEVELOPMENT PROPERTIES

     COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS

   1 Stein Mart Center               Poway                CA      1981    01/11/01       112,405       69%        $    460,511
   2 Northside Plaza                 Dalton               GA      1990    10/11/95        72,332       99%             529,503
   3 Eastgate Shopping Center        Louisville           KY      1987    11/10/93       152,855       97%           1,336,119
   4 Delta Center                    Lansing              MI      1985    12/12/95       173,619       76%           1,164,084
   5 Southfield Shopping Center      Southfield           MI      1970    02/12/98       106,948       95%           1,034,705
   6 Bennetts Mills Plaza            Jackson              NJ      1988    09/01/94       115,238      100%           1,129,858
   7 Middletown Plaza                Middletown           NJ      1972    01/01/75       121,058       96%           1,113,701
   8 Elmira Plaza                    Elmira               NY      1976    02/13/89        50,803       89%             135,728
   9 Central Avenue Marketplace      Toledo               OH      1968    08/14/90       157,383       25%             145,529
  10 Dillsburg Shopping Center       Dillsburg            PA      1994    10/16/96        68,849      100%             633,146
  11 New Garden                      Kennett Square       PA      1979    06/20/97       149,270       92%             587,736
  12 Hampton Square                  Southampton          PA      1980    12/29/98        62,933       99%             634,870
  13 Island Plaza                    James Island         SC      1994    10/06/97       171,955       96%           1,164,566
                                                                                      -----------  ----------   --------------
                                                                              TOTAL    1,515,648       84%        $ 10,070,055
                                                                                      ===========  ==========   ==============

     Enclosed Malls / Specialty Retail Properties

   1 Clearwater Mall (2)             Clearwater           FL      1973    12/02/97       837,417       41%        $    929,368
   2 The Mall at 163rd Street        Miami                FL      1956    12/31/98       863,885       36%           1,720,990
                                                                                      -----------  ----------   --------------
                                                                              TOTAL    1,701,302       38%        $  2,650,358
                                                                                      ===========  ==========   ==============
                                                                                      -----------  ----------   --------------
                                                     TOTAL REDEVELOPMENT PROPERTIES    3,216,950       60%        $ 12,720,413
                                                                                      ===========  ==========   ==============

                                                                                      -----------  ----------   --------------
                                                                    TOTAL PORTFOLIO   37,919,359       88%        $266,384,336
                                                                                      ===========  ==========   ==============



     Property Name                     Anchor Tenant                                  Anchor Tenant Not Owned
     ------------------------          --------------------------------------------   --------------------------------
  43 The Omelette Shop
  44 The Kroger Co.
  45 El Chico
  46 Pizza Hut




     ENCLOSED MALLS / SPECIALTY RETAIL PROPERTIES

   1 Pointe*Orlando                    Disney, FAO Schwarz, Foot Locker, Muvico, XS
   2 Laurel Mall                       Ames
   3 Valley Fair Mall                  JC Penney, Meier & Frank, Mervyn's




     MISCELLANEOUS PROPERTIES

   1 Genzyme Corp.
   2 Unity Professional Bldg.
   3 Stillwater Office Bldg.           Washington City
   4 Roxbury Township
   5 Institute for Defense Analyses
   6 North Central Avenue
   7 Taylorsville
   8 Valley Fair Apartments








REDEVELOPMENT PROPERTIES

     COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS

   1 Stein Mart Center                 Motorsports Warehouse, Stein Mart
   2 Northside Plaza                   BI-LO
   3 Eastgate Shopping Center          The Kroger Co.
   4 Delta Center                      T.J. Maxx, Toys R Us
   5 Southfield Shopping Center        Farmer Jack                                    Burlington Coats, F&M, Marshalls
   6 Bennetts Mills Plaza              Stop & Shop
   7 Middletown Plaza                  ShopRite
   8 Elmira Plaza                      Big Lots
   9 Central Avenue Marketplace        -
  10 Dillsburg Shopping Center         Giant Food Stores
  11 New Garden                        Acme Markets
  12 Hampton Square                    Acme Market
  13 Island Plaza                      Food Lion, Kmart




     ENCLOSED MALLS / SPECIALTY RETAIL PROPERTIES

   1 Clearwater Mall (2)               -
   2 The Mall at 163rd Street          Marshalls                                      Home Depot




(1) Includes all leases in force at September 30, 2001, including those that are fully executed, but not yet open.

(2) Property to be contributed to a joint venture upon satisfaction of certain contingencies including obtaining all developmental approvals and a construction loan.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
SUMMARY OF JOINT VENTURE PROJECTS / NOTES RECEIVABLE                    PAGE 27

                                         FESTIVAL PAVILIONS (1)                  VAIL RANCH II (1)
                                         ------------------------------------    -----------------------------
Location                                 Escondido, CA                           Temecula, CA
Project Description                      Land held for retail development        Community shopping center
Approximate GLA or Area                  34 acres                                109,200
Percent Leased                           -                                       74%
Percent Built                            -                                       73%
Anchor Tenants                           -                                       Powerhouse Gym, Stein Mart

Development
  Start Date                             -                                       Aug-98
  Expected Completion Date               -                                       Jun-02
  Percent Complete                       -                                       87%
Project Cost to Date                     $1,205,000                              $11,344,000
Expected Total Project Cost              -                                       $13,040,000
Project Bank Debt Outstanding            -                                       $8,349,000
Borrower / JV Partner                    The Festival Companies                  Land Grant Development
Economic Structure                       Note receivable                         Equity investment with 12%
                                                                                 preferred return. Phase I is
                                                                                 owned by the Company








Percent Ownership                        0%                                      50%
Investment
  Direct Equity                          -                                       $1,144,000
  Notes Receivable                       $810,000                                -
  Interest Rate on Notes Receivable      12% (2)                                 -
  Maturity Date                          Dec-01                                  -



                                         SUPERIOR TOWNE CENTER  - PHASE 2 (1)    THE CENTRE AT PRESTON RIDGE - PHASE 1 (1)
                                         -----------------------------------     -----------------------------------------
Location                                 Superior, CO                            Frisco, TX
Project Description                      Community shopping center               Community shopping center
Approximate GLA or Area                  107,000 and 4.6 acres                   730,800
Percent Leased                           0%                                      89%
Percent Built                            0%                                      100%
Anchor Tenants                           -                                       Best Buy, DSW Shoe Warehouse, Linens N
                                                                                 Things, Marshalls, MJ Design, Old Navy,
                                                                                 PetsMart, Ross, Staples, Stein Mart,
                                                                                 Target (NAP), Ulta 3
Development
  Start Date                             Sep-97                                  Sep-97
  Expected Completion Date               Jun-03                                  Dec-01
  Percent Complete                       44%                                     86%
Project Cost to Date                     $9,164,000                              $93,314,000
Expected Total Project Cost              $20,870,000                             $108,179,000
Project Bank Debt Outstanding            $0                                      $57,463,000
Borrower / JV Partner                    The Ellman Companies                    George Allen / Milton Schaffer
Economic Structure                       Note receivable with 50% profit         Equity / debt investment with 10%
                                         participation. Additional collateral    preferred return. The Company has
                                         of up to $6.3 million in governmental   guaranteed $11,000,000 of notes
                                         subsidy                                 on the property
Percent Ownership                        0%                                      50%
Investment
  Direct Equity                          -                                       $1,777,000
  Notes Receivable                       $9,164,000                              $35,851,000
  Interest Rate on Notes Receivable      12%                                     10%
  Maturity Date                          Sep-04                                  Apr-10







                                        ARAPAHOE CROSSINGS (1) (3)                       SUPERIOR TOWNE CENTER  - PHASE 1 (1)
                                        ---------------------------------------------    --------------------------------------
Location                                Aurora, CO                                       Superior, CO
Project Description                     Community shopping center                        Community shopping center
Approximate GLA or Area                 460,700                                          191,000 and 3.2 acres
Percent Leased                          92%                                              56%
Percent Built                           86%                                              60%
Anchor Tenants                          Borders, King Soopers, Kohl's, Mann Theatre,     Costco (NAP), Michaels, Office Max,
                                        Marshalls, Office Max, Old Navy, Ross, Ulta      PetsMart, Target (NAP), T.J. Maxx
                                        Cosmetics
Development
  Start Date                            Jun-96                                           Sep-97
  Expected Completion Date              Nov-02                                           Dec-02
  Percent Complete                      90%                                              85%
Project Cost to Date                    $56,015,000                                      $35,726,000
Expected Total Project Cost             $62,304,000                                      $42,265,000
Project Bank Debt Outstanding           $45,715,179                                      $9,277,000
Borrower / JV Partner                   The Ellman Companies                             The Ellman Companies
Economic Structure                      Note receivable with 50% profit                  Note receivable with 50% profit
                                        participation                                    participation. Additional collateral
                                                                                         of up to $14.2 million in governmental
                                                                                         subsidy
Percent Ownership                       0%                                               0%
Investment
  Direct Equity                         -                                                -
  Notes Receivable                      $10,300,000                                      $15,480,000
  Interest Rate on Notes Receivable     12% (2)                                          12%
  Maturity Date                         Sep-04                                           Sep-04


                                        THE CENTRE AT PRESTON RIDGE - PHASE 2 (1)        ATRIUM MEDIA TOWER (1)
                                        ------------------------------------------       ------------------------
Location                                Frisco, TX                                       Toronto, Canada
Project Description                     Land to be sold for retail development           Advertising tower
Approximate GLA or Area                 37.15 acres                                      -
Percent Leased                          -                                                -
Percent Built                           -                                                -
Anchor Tenants                          -                                                -

Development
  Start Date                            Jan-99                                           Dec-98
  Expected Completion Date              Feb-02                                           Oct-99
  Percent Complete                      -                                                100%
Project Cost to Date                    $17,549,000                                      $8,100,000
Expected Total Project Cost             -                                                $8,100,000
Project Bank Debt Outstanding           $17,549,000                                      $1,600,000
Borrower / JV Partner                   George Allen / Milton Schaffer                   Gary Sabin Investor Group
Economic Structure                      Equity investment with 10% preferred return.     Note receivable
                                        The Company has guaranteed $21,600,000 of
                                        notes on the property
Percent Ownership                       50%                                              0%
Investment
  Direct Equity                         $206,000                                         -
  Notes Receivable                      -                                                $2,327,000
  Interest Rate on Notes Receivable     -                                                10%
  Maturity Date                         -                                                Jun-02

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
------------------------------------------------------------------------------
SUMMARY OF JOINT VENTURE PROJECTS / NOTES RECEIVABLE                  PAGE 28


                                           ATRIUM ON THE BAY (1)
                                           --------------------------------------------------
Location                                   Toronto, Canada
Project Description                        Mixed-use office and retail commercial property
Approximate GLA or Area                    1,050,000
Percent Leased                             91%
Percent Built                              100%
Anchor Tenants                             CIBC
Development
       Start Date                          Acquired in March 1996
       Expected Completion Date            -
       Percent Complete                    100%
Project Cost to Date                       $55,688,000 (4)
Expected Total Project Cost                $55,688,000 (4)
Project Bank Debt Outstanding              $53,243,000 (4)
Borrower / JV Partner                      The Ellman Companies
Economic Structure                         Note receivable
Percent Ownership                          0%
 Investment
       Direct Equity                       -
       Notes Receivable                    $8,978,000
       Interest Rate on Notes Receivable   25% (2)
       Maturity Date                       May-03



                                              NOTE RECEIVABLES AND LINES OF CREDIT
                                              ---------------------------------------
Location                                      -
Project Description                           Note Receivables and Lines of Credit
Approximate GLA or Area                       -
Percent Leased                                -
Percent Built                                 -
Anchor Tenants                                -
Development
       Start Date                             -
       Expected Completion Date               -
       Percent Complete                       -
Project Cost to Date                          -
Expected Total Project Cost                   -
Project Bank Debt Outstanding                 -
Borrower / JV Partner                         Various
Economic Structure                            Notes receivable
Percent Ownership                             0%
 Investment
       Direct Equity                          -
       Notes Receivable                       $3,130,000
       Interest Rate on Notes Receivable      Various (2)
       Maturity Date                          Various


(1) Project data is based on information provided by borrower / joint venture partner.

(2) The Company has made certain adjustments to its interest accrual on these notes.

(3) On October 10, 2001, the Company acquired Arapahoe Crossings for approximately $48 million in cash and the satisfaction of $13.6 million of notes receivable and accrued interest.

(4) Book basis per partnership financial statements as of August 31, 2001, converted to U.S. dollars.

NAP - Anchor tenant not owned

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED SEPTEMBER 30, 2001
------------------------------------------------------------------------------
JOINT VENTURE PROJECTS / NOTES RECEIVABLE - DISPOSITION ACTIVITY     PAGE 29
(IN THOUSANDS)



Property Name                                   Type (1)        Location
-------------------------------------------   -----------      --------------
1Q 2001
The Centre at Preston Ridge - Phase 2 (2)          L            Frisco, TX
The Centre at Preston Ridge - Phase 2 (2)          L            Frisco, TX
The Centre at Preston Ridge - Phase 2 (2)          L            Frisco, TX
The Centre at Preston Ridge - Phase 2 (2)          L            Frisco, TX

                                    TOTAL


2Q 2001
Mesa Pavilions (3)                                 N            Mesa, AZ

The Groves (4)                                     N            Tempe, AZ

The Centre at Preston Ridge - Phase 2 (2)          L            Frisco, TX

                                    TOTAL


3Q 2001
The Centre at Preston Ridge - Phase 2 (2)          L            Frisco, TX




Property Name                                 Transaction Description
-------------------------------------------   ------------------------------------------------------
1Q 2001
The Centre at Preston Ridge - Phase 2 (2)     .6632 acre pad sale
The Centre at Preston Ridge - Phase 2 (2)     .5834 acre pad sale
The Centre at Preston Ridge - Phase 2 (2)     1.131 acre pad sale
The Centre at Preston Ridge - Phase 2 (2)     3.828 acre pad sale

                                    TOTAL


2Q 2001
Mesa Pavilions (3)                            Repayment by joint venture partner of outstanding
                                              note receivable and accrued interest
The Groves (4)                                Repayment by joint venture partner of outstanding
                                              note receivable and accrued interest
The Centre at Preston Ridge - Phase 2 (2)     1.265 acre pad sale

                                    TOTAL


3Q 2001
The Centre at Preston Ridge - Phase 2 (2)     1.147 acre pad sale


                                                   Sale /
                                                 Repayment         Proceeds         Book          Gain /
Property Name                                      Date             Amount          Value         (Loss)
-------------------------------------------    --------------   ---------------  -----------   ------------
1Q 2001
The Centre at Preston Ridge - Phase 2 (2)        01/30/01            $   722        $   722        $     -
The Centre at Preston Ridge - Phase 2 (2)        01/30/01                635            635              -
The Centre at Preston Ridge - Phase 2 (2)        03/01/01              1,033          1,033              -
The Centre at Preston Ridge - Phase 2 (2)        03/01/01              2,402          2,402              -
                                                                --------------   -----------   ------------
                                    TOTAL                            $ 4,792        $ 4,792        $     -
                                                                ==============   ===========   ============

2Q 2001
Mesa Pavilions (3)                               05/18/01            $ 8,807        $ 8,807        $     -
The Groves (4)                                   05/18/01             10,106         10,106              -
The Centre at Preston Ridge - Phase 2 (2)        06/18/01              1,394          1,394              -
                                                                --------------   -----------   ------------
                                    TOTAL                            $20,307        $20,307        $     -
                                                                ==============   ===========   ============

3Q 2001
The Centre at Preston Ridge - Phase 2 (2)        07/18/01            $   899        $   899        $     -


(1) L - Land, N - Notes Receivable

(2) Proceeds used to reduce bank debt guaranteed by the Company on the property.

(3) $500,000 of the proceeds consists of a note receivable secured by certain interests in Superior Towne Center.

(4) $1.63 million of the proceeds consists of a note receivable secured by certain interests in Superior Towne Center.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.